SCHEDULE 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Energizer Resources Inc.
(Name of Company As Specified In Charter)

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ENERGIZER RESOURCES INC.
520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada, and
525 93 Street, Surfside, FL 33154 USA

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

I am pleased to give you notice that the 2016 Annual and Special Meeting of Stockholders (the "Meeting") of Energizer Resources Inc. (the "Company") will be held at the offices of Cassels Brock & Blackwell LLP, Scotia Plaza, 21st Floor, Toronto, Ontario, M5H 3C2 on Monday December 19, 2016 at 10:00 a.m., (Toronto time) for the following purposes:

1.
To elect seven directors of the Company, each to hold their offices until the next annual meeting of the Company's stockholders or until their successors have been duly elected and qualified or until the earlier of their resignation, removal or death.   The Board of Directors recommends that Stockholders vote "FOR" each Director.

2.
To approve the appointment of MNP LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017 and to authorize the Board of Directors to fix their remuneration. The Board of Directors recommends that the Stockholders vote "FOR" this proposal.

3.
To authorize the Board of Directors of the Company to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-five and one-for-ten, in their sole discretion, without further shareholder approval, at any time prior to the one year anniversary of this annual meeting; provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share.  The Board of Directors recommends that the Stockholders vote "FOR" this proposal.

4.
To authorize a change in the name of the Company as may be determined by the Board of Directors and as may be acceptable to the applicable regulatory authorities. The Board of Directors recommends that the Stockholders vote "FOR" this proposal.

5.
To approve an amendment to the Company's Stock Option Plan to increase the number of stock options authorized to be issued to 46,000,000.  The Board of Directors recommends that the Stockholders vote "FOR" this proposal.

6.	To consider and, if deemed appropriate, approve an advisory vote on executive compensation

The Board of Directors has fixed the close of business on Wednesday October 26, 2016 at 5:00p.m (Toronto time) as the record date for the annual and special meeting.  Only holders of record of the Company's Shares ("Stockholders") at that time are entitled to notice of, and to vote at, the meeting.

All Stockholders will receive a Notice and Access notification, which will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting.

The Company has decided to deliver its meeting materials, which includes the proxy statement (the "Meeting Materials"), to Stockholders by posting them on a website (http://www.energizerresources.com/investors/agm-data, which website, apart from the Meeting Materials, is not incorporated into this Proxy). The use of this delivery method is more environmentally friendly as it helps reduce paper use and it will also reduce the Company's printing and mailing costs.

The Meeting Materials will be available on the website as of November 9, 2016, and will remain on there for one year thereafter. The Meeting Materials will also be available on SEDAR (www.sedar.com).  Stockholders may request paper copies of the Meeting Materials be sent to them by postal delivery for one year from the date the Meeting Materials are first made available. These copies will be mailed by the Company and are available at no cost to Stockholders.  If you wish to receive copies of the Meeting Materials, please call the Company toll-free at (800) 818-5442.  Where a request for paper copies of the Meeting Materials is made before the Meeting, the materials will be sent to the requesting Stockholder within three (3) business days of the request.  Stockholders that wish to receive paper copies of the Meeting Materials before the voting deadline and the Meeting date should ensure their request is received no later than five (5) business days before the date that is 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) prior to the Meeting.

Dated: October 26, 2016

/s/ Craig Scherba
Chief Executive Officer

Regardless of the number of shares you own or whether you plan to attend the meeting, it is important that your shares be voted.  If you hold your shares in "street name" (that is, through a broker, bank or other nominee), complete, date and sign the voting instruction card that has been provided by your broker, bank or other nominee and return it in the enclosed envelope. If you hold your shares directly and will attend the meeting, remember to bring a form of personal identification with you and, if acting as a proxy for another stockholder, bring written confirmation from that Stockholder that you are acting as a proxy. If you hold your shares in "street name" and will attend the meeting, bring a form of personal identification with you and proof of beneficial ownership. The annual and special meeting for which this notice is given may be adjourned without further notice other than announcement at the meeting or any adjournment thereof.  Any business for which notice is hereby given may be transacted at any such adjourned meeting.

ENERGIZER RESOURCES INC.
520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada
Tel: (416) 364-7024; Fax: (416) 364-2753

PROXY STATEMENT FOR THE 2016 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF
ENERGIZER RESOURCES INC.
December 19, 2016

Unless otherwise stated, the information contained in this proxy statement is as of October 26, 2016.  Proxy materials will be sent to shareholders on or about November 6, 2016.

Introduction

This proxy statement is being furnished to the stockholders of Energizer Resources Inc. (the "Company") in connection with the solicitation by or on behalf of management of the Company by its Board of Directors (the "Board") in connection with the 2016 Annual and Special Meeting of Stockholders (the "Meeting").

The Company is listed on the Toronto Stock Exchange ("TSX") in Canada (ticker: EGZ), on the OTCQB in the United States of America (ticker: ENZR) and on the Frankfurt, Germany Stock Exchange (ticker: A1CXW3).  Our registered United States office is located at 525 93 Street, Surfside, Florida 33154 USA and our principal business office is located at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

All dollar amounts referenced herein, unless otherwise indicated, are expressed in United States dollars and Canadian dollars are referred to as "CAD".

Date, Time and Place of the Meeting

This proxy statement is being sent to you in connection with the solicitation of proxies by the Board to holders of its shares of common stock (the "Shares") for use at the Annual and Special Meeting of Stockholders to be held at the offices of Cassels Brock & Blackwell LLP, Scotia Plaza, 21st Floor, 40 King Street West, Toronto, Ontario, M5H 3C2 on Monday December 19, 2016 at 10:00 a.m., (Toronto time), or at any adjournment or postponement thereof.  The proxy cut-off date for shares to be voted in advance of the meeting will be on Thursday December 15, 2016 at 10:00 am, (Toronto time). Proxies will be solicited primarily by mail but may also be solicited personally, by telephone or by facsimile by the regular employees of the Company at nominal costs. The costs of solicitation by management will be borne by the Company.

Record Date

Stockholders of record at the close of business on Wednesday October 26, 2016, the record date for the annual and special meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof.  On the record date, there were 460,995,711 outstanding shares of the Company's Shares entitled to notice of and to vote at the annual and special meeting.  Holders of our Shares have one vote per share on each matter to be acted upon.  A list of the stockholders of record entitled to vote will be available at the annual and special meeting and for 10 days prior to the annual and special meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal office at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

The presence in person or by proxy of holders of at least ten percent of the outstanding shares of Shares of the Company constitutes a quorum.  For purposes of determining the presence of a quorum for transacting business, abstentions and broker non-votes will be treated as shares that are present. There are no cumulative voting rights. The inspector of election who will be appointed for the Meeting will tabulate votes cast by proxy or in person and will determine whether or not a quorum is present.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

At the Meeting, we will ask our Stockholders to consider and to vote upon the following items:

1.
Election of Directors: The election of seven directors of the Company, namely John Sanderson, Craig Scherba, Quentin Yarie, Robin Borley, Albert A. Thiess, Jr., Dean Comand and Dalton Larson.  If elected, these directors will each hold their offices until the next annual meeting of the Company's stockholders or until their successors have been duly elected and qualified or until the earlier of their resignation, removal or death. Abstentions from voting and broker "non-votes" on the election of directors will have no effect since they will not represent votes cast for the purpose of electing directors.

2.
Appointment of MNP LLP.: The approval of the appointment of MNP LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017 and to authorize the Board of Directors to fix their remuneration.  This proposal will require the affirmative vote of a majority of the shares present and entitled to vote.  For the purposes of this vote, votes to abstain will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote on such proposal.

3.
Common Share Consolidation: To authorize the Board of Directors of the Company to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-five and one-for-ten, in their sole discretion, without further shareholder approval, at any time prior to the one year anniversary of this annual meeting; provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share.  The proposal will pass with the affirmative vote of a majority of the shares present and entitled to vote.  For purposes of this vote, votes to abstain will have the same effect as votes against.

4.
Company Name Change: To authorize a change in the name of the Company as may be determined by the Board of Directors and as may be acceptable to the applicable regulatory authorities. The proposal will pass with the affirmative vote of a majority of the shares present and entitled to vote.  For purposes of this vote, votes to abstain will have the same effect as votes against. Broker non-votes will have no effect on the vote on such proposal.

5.
Stock Option Plan Resolution: To approve an ordinary resolution amending the Company's Stock Option Plan to increase the number of options for Shares of the Company authorized to be issued to 46,000,000 from 43,000,000. The proposal will pass with the affirmative vote of a majority of the shares present and entitled to vote.  For purposes of this vote, votes to abstain will have the same effect as votes against. Broker non-votes will have no effect on the vote on such proposal.

6.
Advisory vote on executive compensation: As required by the rules of the Securities Exchange Commission, the approval, by a non-binding advisory vote, of the Company's executive compensation as outlined within this document.  The proposal will pass with the affirmative vote of a majority of the shares present and entitled to vote.  For purposes of this vote, votes to abstain will have the same effect as votes against.  Broker non-votes will have no effect on the vote on such proposal.

Broker Non-Votes and Other Matters

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal for which your broker does not have or does not exercise discretionary authority to vote (a "broker non-vote"). Shares constituting broker non-votes are not counted or deemed to be present in person or by proxy for the purpose of voting on a non-routine matter at the Annual Meeting and, therefore, are not counted for the purpose of determining whether shareholders have approved the election of directors in proposal 1, the approval of the stock option plan in proposal 5 or the advisory vote on executive compensation in proposal 6 because such proposals are considered non-routine matters. If you do not provide voting instructions to your broker, your broker will have discretion to vote your shares on proposal 2, 3 and 4 because we expect those matters to be considered routine matters.

As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

NOTICE AND ACCESS

On March 29, 2012, the Securities and Exchange Commission published the Notice of Internet Availability of Proxy Materials (amended from the 2007 rule). The rule provided that a corporation may now post searchable and printable copies of its regulatory shareholder documents and proxy materials on a public website; a corporation must then mail its shareholders at least 40 days prior to its annual meeting for US shareholders, and at least 30 days prior to its annual general meeting for Canadian shareholders, informing them where and how they can access the information; a corporation must mail a printed copy of all materials to a shareholder that requests one, and this must be mailed within three business days of the request; and that corporations can solicit and store a shareholder's future regulatory communication preferences.

In November 2012, the Canadian Securities Administrators announced the adoption of regulatory amendments to securities laws governing the delivery of proxy-related materials by public companies. These amendments came into effect on February 13, 2013 under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101") and National Instrument 51 -102 – Continuous Disclosure Requirements ("NI 54-102"). As a result, public companies are now permitted to advise their shareholders of the availability of all proxy-related materials on an easily accessible website, rather than mailing physical copies of the materials.

The Company has decided to deliver its meeting materials, which includes the proxy statement (the "Meeting Materials"), to Stockholders by posting them on a website (http://www.energizerresources.com/investors/agm-data, which website, apart from the Meeting Materials, is not incorporated into this Proxy). The use of this delivery method is more environmentally friendly as it helps reduce paper use and it will also reduce the Company's printing and mailing costs.  All Stockholders will receive a notice and access notification, which will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting.

The Meeting Materials will be available on the website as of November 9, 2016, and will remain on there for one year thereafter. The Meeting Materials will also be available on SEDAR (www.sedar.com) and Edgar (www.sec.gov).  Stockholders may request paper copies of the Meeting Materials be sent to them by postal delivery for one year from the date the Meeting Materials are first made available. These copies will be mailed by the Company and are available at no cost to Stockholders.  If you wish to receive copies of the Meeting Materials, please call the Company toll-free at (800) 818-5442.  Where a request for paper copies of the Meeting Materials is made before the Meeting, the materials will be sent to the requesting Stockholder within three (3) business days of the request.  Stockholders that wish to receive paper copies of the Meeting Materials before the voting deadline and the Meeting date should ensure their request is received no later than five (5) business days before the date that is 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) prior to the Meeting.

VOTING OF PROXIES

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the "stockholder of record."  The notice and access notification has been sent directly to you on the Company's behalf, at the address on file with Continental Stock Transfer & Trust Company, which will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting.  The Company has engaged the Canadian co-transfer agent, TSX Trust Company to handle the setup, mailing and tabulation of proxies in relation to the Meeting.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the "beneficial owner" of shares held in street name.  The notice and access notification has been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record. The notice and access notification will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

A shareholder has the right to appoint a person or company (who need not be a shareholder of the Company), other than the persons designated in the accompanying form of proxy, to represent the shareholder at the Meeting.  Such right may be exercised by inserting the name of such person or company in the blank space provided in the proxy or by completing another proper form of proxy. Your Shares will be voted in accordance with the instructions contained in the proxies. Your shares will be voted or withheld from voting in accordance with your instructions on any ballot that may be called for and, if you specify a choice with respect to any matter to be acted upon, your shares will be voted accordingly.   Stockholders should not send stock certificates with their proxy cards.

If you return a signed proxy card without indicating your vote, your shares will be voted in the following manner:
1.	FOR the election of persons put forth in this proxy to serve on the Board;
2.
FOR the approval of the appointment of MNP LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017 and to authorize the Board to fix the firm's remuneration;

3.	FOR the approval of the Common Share Consolidation;
4.	FOR the approval of the Company Name Change;
5.	FOR the approval of the Stock Option Plan Resolution;
6.	FOR the approval of the advisory vote on executive officer compensation.

Revocability of Proxies

The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person.  You may revoke a proxy at any time prior to your proxy being voted: (1) by delivering to our President & Chief Executive Officer, prior to the Meeting, a written notice of revocation bearing a later date or time than the proxy; (2) by timely delivery of a valid, later dated proxy; or (3) by attending the Meeting and voting in person.    Attendance at the Meeting will not by itself constitute revocation of a proxy.  If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies.  We do not expect to adjourn the meeting for a period of time long enough to require the setting of a new record date.

Solicitation Costs

The Company will pay the cost of solicitation of proxies on behalf of the Board.  In addition to mail, proxy solicitation may be made through other means, including by telephone, facsimile and personal interview by our officers, directors and employees.

The Company does not intend to pay for an intermediary to deliver to Objecting Beneficial Owners, or "OBOs" (within the meaning of such term under NI 54-101, the proxy-related materials and Form 54-101F7, and therefore OBOs will not receive the materials unless their intermediary assumes the costs of delivery.  The Company is sending proxy related material to non-objecting beneficial holders.

PROPOSAL 1 - ELECTION OF DIRECTORS

Under TSX rules, listed issuers must elect directors annually, elect directors individually and publicly disclose the votes received for the election of each director by news release. The Company's practice is to hold annual elections for directors and at meetings of stockholders called for this purpose.  Each director is elected individually. The Company will disclose the votes each nominee for election receives by way of press release in Canada and Form 8-K in the USA.

The Company has adopted a majority voting policy stipulating that if the votes in favour of the election of a director nominee at a shareholders' meeting represent less than a majority of the shares voted and withheld, the nominee will submit their resignation promptly after the meeting, for the nominating committee's consideration. The nominating committee will make a recommendation to the Board after reviewing the matter, and the Board's decision to accept or reject the resignation offer will be disclosed to the public. The nominee will not participate in any nominating committee or Board deliberations on the resignation offer. The policy does not apply in circumstances involving a proxy battle or contested director elections.

Directors of the Company will hold their offices until the next annual meeting of the Company's Stockholders or until their successors have been duly elected and qualified or until the earlier of resignation, removal of office or death. Executive officers of the Company are appointed by the Board to serve until their successors are elected and qualified.

The following table sets forth the name, province or state and country of residence, age, Company position and principal occupation of the nominated directors of the Company as at October 26, 2016 as well as the shareholdings of each director.  There are no family relationships between any director or executive officer of the Company.

Name	Age	Company Position	Principal Occupation	Director Since	# of Voting Securities Beneficially Owned, or Controlled or Directed, Directly or Indirectly (3)
John Sanderson(1) (Vancouver, BC, Canada)	81	Director, Chairman of the Board of Directors	Lawyer and arbitrator	January 2009	250,000
Craig Scherba(2) (Oakville, ON, Canada)	44	Director, President & Chief Executive Officer	President & CEO of the Company	January 2010	0
Quentin Yarie(2) (Toronto, ON, Canada)	51	Director	President & CEO of Red Pine Exploration Inc., and Honey Badger Exploration Inc., and President of MacDonald Mines Exploration Inc.	December 2008	375,000
Robin Borley(2) (Johannesburg, South Africa)	47	Director, Senior Vice President – Mine Development	SVP-Mine Development of the Company	December 2013	2,787,857
Albert A. Thiess, Jr. (1) (Bluffton, SC, USA)	70	Director	Retired, U.S. Certified Public Accountant (CPA)	May 2012	70,000
Dean Comand (1) (Ancaster, ON, Canada)	50	Director	Professional Engineer. Consultant - mining and energy sectors	October 2014	0
Dalton Larson (1) (Surrey, BC, Canada)	76	Director	Lawyer and arbitrator	October 2014	1,300,000

(1) Messrs. Sanderson, Thiess Jr., Comand and Larson are independent of the Company.
(2) Messrs. Scherba, Yarie, and Borley are not independent directors since they are executive officers of the Company.
(3) The information as to principal occupation and voting securities (defined as securities that, by their terms, provide the securityholders with a presently exercisable right to vote for the election of directors) beneficially owned or controlled or directed, directly or not directly, not being within the knowledge of the Company, has been furnished by the respective nominees.

Biographies of the nominated directors of the Company

•
John Sanderson, Q.C. (Vancouver, Canada):  Mr. Sanderson has been the Company's Vice Chairman of the Board since October 2009 and a director of our Company since January 2009. Mr. Sanderson was Chairman of the Board of the Company from January 2009 to September 2009. Mr. Sanderson is a chartered mediator, chartered arbitrator, consultant and lawyer called to the bar in the Canadian provinces of Ontario and British Columbia.  Mr. Sanderson's qualifications to serve as a director include his many years of legal and mediation experience in various industries.  Mr. Sanderson is a Queen's Counsel (Q.C.).  He has acted as mediator, facilitator and arbitrator across Canada, and internationally, in numerous commercial transactions, including insurance claims, corporate contractual disputes, construction matters and disputes, environmental disputes, inter-governmental disputes, employment matters, and in relation to aboriginal claims.  He has authored and co-authored books on the use and value of dispute resolution systems as an alternative to the courts in managing business and legal issues.

•
Craig Scherba, P.Geol. (Oakville, Canada):  Mr. Scherba was appointed as our President and Chief Executive Officer in August 2015 and has served as a director since January 2010. Mr. Scherba served as President and Chief Operating Officer from September 2012 to August 2015 and Vice President, Exploration of the Company from January 2010 to September 2012. Mr. Scherba has been a professional geologist (P. Geol.) since 2000, and his expertise includes supervising large Canadian and international exploration.  Mr. Scherba also serves as Vice President, Exploration of MacDonald Mines Exploration Ltd, Red Pine Exploration Inc. and Honey Badger Exploration Inc which are resource exploration company trading on the TSX - Venture Exchange.  In addition, Mr. Scherba was professional geologist with Taiga Consultants Ltd. ("Taiga"), a mining exploration consulting company from March 2003 to December 2009.  He was a managing partner of Taiga between January 2006 and December 2009. Mr. Scherba was an integral member of the exploration team that developed Nevsun Resources' high grade gold, copper and zinc Bisha project in Eritrea. While at Taiga, Mr. Scherba served as the Company's Country and Exploration Manager in Madagascar during its initial exploration stage.

•
Quentin Yarie, P.Geo. (Toronto, Canada):  Mr. Yarie has served as a director of our Company since 2008. Mr. Yarie is an experienced geophysicist and a successful entrepreneur with over 25 years' experience in mining and environmental/engineering.  Mr. Yarie has project management and business development experience as he has held positions of increasing responsibility with a number of Canadian-based geophysical service providers. He is currently CEO and President of Red Pine Exploration Inc, and Honey Badger Exploration Inc. and President of MacDonald Mines Exploration Inc.  From January 2010, Mr. Yarie was Senior Vice President Exploration for MacDonald Mines Exploration Ltd, Red Pine Exploration Inc. and Honey Badger Exploration Inc all listed on the TSX-Venture Exchange headquartered in Toronto, Canada.  From October 2007 to December 2009, Mr. Yarie was a business development officer with Geotech Ltd, a geophysical airborne survey company. From September 2004 to October 2007, Mr. Yarie was a senior representative of sales and business development for Aeroquest Limited. From 1992-2001, he was a partner of a specialized environmental and engineering consulting group where he managed a number of large projects including the ESA of the Sydney Tar Ponds, the closure of the Canadian Forces Bases in Germany and the Maritime and Northeast Pipeline project.

•
Robin Borley (Johannesburg, South Africa): Mr. Borley was appointed our Senior Vice President ("SVP") of Mine Development during December 2013.  Mr. Borley is a Graduate mining engineering professional and a certified mine manager with more than 25 years of international mining experience building and operating mining ventures. He has held senior management positions both internationally and within the South African mining industry. Until October 2014, Mr. Borley served as Mining Director for DRA Mineral Projects.  In addition, Mr. Borley was instrumental as the COO of Red Island Minerals in a developing a Madagascar coal venture. His diverse career has spanned resource project management, evaluation, exploration and mine development. Robin has completed several mine evaluations including operational and financial evaluations of new and existing operations across a diverse range of resource sectors. He has experience in the management of underground and surface mining operations from both the contractor and owner miner environments. From 2006 through to 2012, Robin participated in the BEE management buy-out transaction of the Optimum Colliery mining property from BHP, through its independent listing and its ultimate sale to Glencore in December 2012.

•
Albert A. Thiess, Jr. (Bluffton, United States of America):  Mr. Thiess was appointed a Director during May 2012.  Mr. Thiess brings over 35 years of accounting, finance and management experience to the Company.  Mr. Thiess served as an audit partner in Coopers & Lybrand, LLP and with PricewaterhouseCoopers LLP following the merger of those firms in 1998.  He served clients in the automotive, banking, retail and manufacturing industries, as well as serving as the Managing Partner of the Detroit, Michigan and Los Angeles, California offices.  He also was elected to the Governing Council of Coopers & Lybrand.  Following the merger with PricewaterhouseCoopers, Mr. Thiess managed various global functions for the newly merged firm.

•
Dean Comand P. Eng, CET MMP CDir. (Ancaster, Canada): Mr. Comand is a Mechanical Engineer and holds his P. Eng designation in the province of Ontario as well as designation as a Certified Engineering Technologist. He earned his Maintenance Manager Professional Designation (MMP) license in 2006 and his Charter Director designation (CDir) in 2012.  Mr  Comand is currently the President and Chief Executive Officer of Hamilton Utilities Corporation and continues to provide strategic advice to numerous clients around the world in the mining and energy sectors From 2009 – 2014, Mr. Comand worked for Sherritt International as Vice President of Operations of Ambatovy, a large scale nickel project in Madagascar.  He successfully led the construction and commissioning of Ambatovy, and led the operations to commercial production. He has extensive business and financial acumen in large-scale energy, power, and mining industries. He has consistently held senior positions in operations, business, project development, environmental management, maintenance, and project construction.  He has managed a variety of complex operations, including one of the world's largest mining facilities, industrial facilities, numerous power plants, renewable energy facilities and privately held municipal water treatment facilities across Canada and the United States.

•
Dalton Larson (Surrey, Canada):  Mr. Larson is a Canadian attorney with more than 35 years as a member of the Law Society of British Columbia. He commenced practice as a member of the Faculty of Law, University of British Columbia, subsequently becoming a partner of a major Vancouver Law firm, now McMillan LLP.  Currently, he maintains a private practice along with a vigorous investment business. He is a recognized expert in alternate dispute resolution and has extensive experience as a professional arbitrator and mediator. He has three degrees, including a Masters Degree in law from the University of London, England.  His business activities include more than 25 years as a director of several investment funds managed by the CW Funds group of companies, affiliated with Ventures West Management Inc., which is one of the largest venture capital firms in Canada. The CW Funds raised and invested in a wide variety of businesses totalling more than $130 million, primarily from overseas investors. In that period he served as Chairman of the Board of Directors of a Philippine ethanol company. He was the founding shareholder of the First Coal Corporation, which raised in excess of $65 million in equity to finance its development activities and started operations in 2014.  This company was sold to Xstrata in excess of $150 million.

Interest of Informed Persons in Material Transactions and Related Transactions

Other than as noted below, no Director or Officer of the Company, no proposed nominee for election to the Board, no person owning or exercising control over more than 10% of the Company's issued and outstanding Shares, and no associate or affiliate of any such person has had any material interest, direct or indirect, in any material transaction involving the Company within the fiscal year ended June 30, 2016, or any matter to be acted upon in respect of the Meeting other than the election of directors or the appointment of auditors. Directors and officers have an interest in the advisory vote on executive compensation.

Our Audit Committee is charged with monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving related party transactions as set forth in the Code of Ethics.  Under our Code of Ethics, our directors, officers and employees are expected to avoid conflicts of interest with the Company and are required to report any such conflicts of interest to our Chief Financial Officer, or to the Audit Committee.  Our Audit Committee is charged with reviewing all such transactions and relationships by our directors and executive officers that come to its attention either through the director and officer questionnaires or otherwise, and considers whether to approve or take other appropriate action with respect to such transactions or relationships. Except as noted under the section "Compensation of Executives" and below, none of the following parties has any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction with us that has or will materially affect us: (1) any of our directors or officers;  (2) any person proposed as a nominee for election as a director; (3) any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; (4) any of our promoters;  and (5) any relative or spouse of any of the foregoing persons who has the same house as such person.

Parties are related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making operating and financial decisions.  Parties are also related if they are subject to common control or common significant influence.  Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. Related party transactions that are in the normal course of business and have commercial substance are measured at the exchange amount.

The following related party transactions occurred during the year ended June 30, 2016:

a) The Company incurred $68,293 in general and administrative costs (June 30, 2015: $98,595) from a public company related by common management, Red Pine Exploration Inc. (TSX.V: "RPX").   During the year the Company forgave the $68,293 in general and administrative costs as a result of a cost settlement agreement between the Companies. The accounts payable balance for general and administrative costs due to RPX was $nil at the end of the year (June 30, 2015: $24,048).

b) The Company incurred $556,982 in mineral exploration, management and consulting fees paid or accrued directly to directors and officers or to companies under their control (June 30, 2015: $629,204).  The accounts payable balance for these expenditures was $42,000 at the end of the year (June 30, 2015: $nil).

c) The Company incurred $125,047 in severance costs paid or accrued directly to former officers.  The accounts payable balance for these costs was $34,010 at the end of the year (June 30, 2015: $46,292).

d) The Company incurred $nil in mineral exploration from a mining and engineering firm for which one of the Company's Director services as a senior officer and director (June 30, 2015: $1,927,797), which is included in mineral exploration expenses.

e) The Company granted 7,900,000 common stock purchase options to directors and officers of the Company (June 30, 2015: 6,680,000). These common stock purchase options were valued at $308,092 using the Black-Scholes option pricing model (June 30, 2015: $438,035), which is included in stock-based compensation.

f) The Company received a principal repayment of $76,450 (June 30, 2015: $nil) during the year from MacDonald Mines Exploration Ltd. (TSXV: BMK), a company related by way of common management, for an outstanding loan.

Cease Trade Orders or Bankruptcies

No proposed director of the Company:  (1) is, as at the date hereof, or has been, within 10 years before the date hereof, a director, chief executive officer or chief financial officer of any company (including the Company) that: (a) was subject to: a cease trade order; an order similar to a cease trade order; or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (collectively, an "Order") that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (b) was subject to an Order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer; (2) is, as at the date hereof, or has been within 10 years before the date hereof, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (3) has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangements or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties or Sanctions

As at the date hereof, no proposed director of the Company has been subject to:  (1) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (2) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable stockholder in deciding whether to vote for a proposed director.

The Board recommends that the stockholders vote "FOR" the election of each of the nominees.

PROPOSAL 2 - APPROVAL OF APPOINTMENT MNP LLP.

At the Meeting, the stockholders will vote to ratify the appointment of MNP LLP ("MNP"), as our independent registered public accounting firm for the fiscal year ending June 30, 2017.  MNP served as auditor for the fiscal year ended June 30, 2016. We do not expect a representative of MNP to be present at the Meeting.

The Board has selected MNP as our independent registered public accounting firm for the fiscal year ending June 30, 2017.  Although the selection of the independent registered public accounting firm is not required under the Company's By-laws or otherwise to be ratified by our stockholders, the Board has directed that the appointment of MNP be submitted to our stockholders for ratification due to the significance of their appointment.  If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm.  Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The Board recommends that the stockholders vote "FOR" the ratification of the appointment of MNP LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017.

PROPOSAL 3 - APPROVE A SHARE CONSOLIDATION OF THE COMPANY'S COMMON STOCK AND AUTHORIZE THE BOARD, IN ITS SOLE DISCRETION, TO EFFECT A SHARE CONSOLIDATION OF OUR COMMON STOCK AT AN EXCHANGE RATIO OF NOT LESS THAN 1-FOR-5 AND NOT GREATER THAN 1-FOR-10, AS SHALL BE DETERMINED IN THE SOLE DISCRETION OF THE BOARD BY FILING AN AMENDMENT TO OUR ARTICLES OF INCORPORATION AT ANY TIME THROUGH DECEMBER 19, 2017

General

The Board has determined that it is advisable and in our best interest and that of our stockholders to restructure our capital and has directed to be submitted to stockholders Proposal 3 to authorize the Board, in its sole discretion to effect a share consolidation (or reverse stock split) of our Common Stock, at an Exchange Ratio of not less than 1-for-5 and not greater than 1-for-10, as shall be determined in the sole discretion of the Board, on the terms described in this Proxy Statement. A more detailed discussion of these proposals is presented below.

The Board's primary objective in seeking authority to effect a share consolidation is to increase the per-share trading price of our Common Stock.  The secondary objective is to provide more flexibility in issuing additional Common Stock in the future. The Board believes that the low market price of our Common Stock impairs our marketability and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may adversely affect not only the pricing of the Common Stock but also the trading liquidity. In addition, these perceptions may affect our commercial business and our ability to raise additional capital through equity and debt financings. The Board will determine whether to effect a share consolidation and, if so, pursuant to which Exchange Ratio, based upon a number of market and business factors deemed relevant by the Board at that time, including, but not limited to:

•	Historical trading price and volumes of our Common Stock
•
Existing marketability and liquidity of our Common Stock and the expected impact of a share consolidation on the trading market, including the anticipated post-split market price, for our Common Stock;

•	Potential business and strategic alternatives, if any, that are available to us at that time; and
•	Stock market and economic conditions.

If the Board elects to effect a share consolidation, before we file the Amendment to our Articles of Incorporation with the Secretary of State of the State of Minnesota, we shall issue a press release announcing the terms, including the Exchange Ratio, and effective date of the share consolidation.

The following table contains examples of approximate information, as of October 26, 2017, relating to the impact of Proposal 3 on our Common Stock based on certain of the Exchange Ratios available for selection by our Board, without giving effect to any adjustments for fractional shares of Common Stock:

Status	Number of Shares of Common Stock Issued and Outstanding (1)	Number of Shares of common Stock Reserved for Future Issuance	Number of Shares of Common Authorized Available for Issuance (2)
Pre-Consolidatio	460,995,711	98,688,860	80,315,429
Post-Consolidation 1:5	92,199,142	19,737,772	528,063,086
Post-Consolidation 1:6	76,832,618	16,448,143	546,719,239
Post-Consolidation 1:7	65,856,530	14,098,408	560,045,062
Post-Consolidation 1:8	57,624,463	12,336,107	570,039,430
Post-Consolidation 1:9	51,221,745	10,965,428	577,812,827
Post-Consolidation 1:10	46,099,571	9,868,886	584,031,543

(1)	As of October 26, 2016 and does not take into account the treatment of any fractional shares. See, "Treatment of fractional shares."
(2)

We are currently authorized to issue 650,000,000 shares of capital stock, of which 640,000,000 are classified as common shares and 10,000,000 are eligible to be divisible into classes, series and types as designated by the Board of Directors, which would be unaffected by a share consolidation implemented pursuant to Proposal 3.

Required Vote and Recommendation

The affirmative vote of the greater of: (i) a majority of the voting power of the shares present and entitled to vote at the annual meeting, or (ii) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the annual meeting.

The Board recommends that the stockholders vote "FOR" the approval of the share consolidation as set forth in proposal 3.

ADDITIONAL INFORMATION ABOUT THE SHARE CONSOLIDATION

Upon implementation of a share consolidation, the number of shares of our Common Stock that are issued and outstanding would immediately and automatically be reduced, as of the effective date of the share consolidation, by a factor equal to the Exchange Ratio and the number of shares of our Common Stock subject to outstanding options and warrants would be reduced proportionately and the respective exercise prices would be increased proportionately. For example, if the Exchange Ratio selected by the Board is 1-for-5, for every 5 shares of Common Stock held by a stockholder, one share would remain issued and outstanding. A share consolidation would be implemented simultaneously for all shares of Common Stock that are issued and outstanding and all Treasury shares. A share consolidation would affect all stockholders uniformly and would have no effect on the proportionate holdings of any individual stockholder, with the exception of adjustments related to the treatment of fractional shares (see below).

The immediate effect of a share consolidation would be to reduce the number of shares of our Common Stock that are issued and outstanding and increase the number of shares that are available for issuance. For example, on the October 26, 2016, there were 460,995,711 shares of our Common Stock issued and outstanding , 98,688,860 shares reserved for issuance pursuant to outstanding options and warrants and 80,315,429 shares of Common Stock authorized and available for issuance. If the Exchange Ratio selected by the Board is 1-for-5, after the share consolidation, there would be 92,199,142 shares of our Common Stock issued and outstanding, 19,737,772 shares reserved for issuance pursuant to outstanding options and warrants and 528,063,086 shares of Common Stock authorized and available for issuance.

If Proposal 3 is approved by the required vote and the Board determines to proceed with a share consolidation, we do not have any specific plan, commitment, arrangement, understanding or agreement, written or oral, to utilize the additional authorized shares of Common Stock. However, we expect that we would continue to issue shares of Common Stock in connection with our Stock Option Plan in amounts determined by the Compensation Committee of the Board. Moreover, the additional shares of Common Stock would be available for issuance by action of our Board without the need for further action by our stockholders, unless stockholder action is specifically required by applicable law.

Potential Benefits of a Share Consolidation
In addition to an increase in the number of authorized and unissued shares of Common Stock that would result from implementing a share consolidation, there are other considerations affecting the Board's decision to seek from our stockholders authority to effect a share consolidation:

Increased Share Price

If the Board determines to implement a share consolidation, our stock price per share would increase, at least initially, which could return our stock price to a more favorable level. An increase in the per-share cost of our shares should enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers for our Common Stock. If our shares traded at a higher price, we could potentially meet investing guidelines of institutional investors and investment funds who do not currently consider our stock to be an eligible investment.

Moreover, advisors and analysts at many broker-dealers are reluctant to recommend lower-priced stocks and do not as a practice follow the trading activity of lower-priced stocks, or if they do follow lower-priced stocks, frequently require additional monitoring activities.

Increasing our stock price may make it easier for individual brokers to recommend our Common Stock, which could generate increased interest in our stock. If we were to generate increased interest in our stock, we anticipate that our Common Stock potentially would have greater liquidity. However, there can be no assurance that a share consolidation under Proposal 3 would result in any increased interest in our Common Stock, or that our Common Stock would achieve a price level that would meet investing guidelines of institutional investors who have not considered investing in our Common Stock.

Reduced Transaction Expense

As investors tend to pay commissions based on the number of shares traded, commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock. As a result, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total value, which may limit interest in our Common Stock. If we were successful in raising our stock price per share, our investors could potentially incur lower transaction costs in trading our stock, although stockholders who hold odd-lot positions (less than 100 shares) after a share consolidation could experience increased transaction costs in selling their shares.

Effects of a Share Consolidation

Effect of a share consolidation on our outstanding shares of Common Stock

A share consolidation will be effective immediately and without further action by our stockholders upon the filing of an Amendment to our Articles of incorporation with the Secretary of State of the State of Minnesota. Individual stockholders will own fewer shares after a share consolidation, equal to the number of shares owned prior to the share consolidation divided by the Exchange Ratio selected by the Board, subject to our treatment of fractional shares. A share consolidation will not change the number of stockholders of record, although it may increase the number of stockholders holding odd-lot positions in our Common Stock. Following a share consolidation, all shares will remain fully paid and non-assessable.

Effect of a share consolidation on our authorized capital stock

As of the date of this Proxy Statement, our authorized capital stock consists of 640 million shares of Common Stock. If a share consolidation were effected, the par value of our Common Stock would remain unchanged post-split at $0.001 per share. The value of our Common Stock as designated on our consolidated balance sheet would be decreased proportionately based on the Exchange Ratio with a corresponding increase in additional paid-in capital. "Earnings per share" would increase proportionately as a result of the share consolidation since there would be fewer shares outstanding. In future financial statements, "earnings per share" for periods ending before the share consolidation would be recast to give retroactive effect to the share consolidation. We do not anticipate any other material accounting consequence would arise as a result of the share consolidation.

Because a share consolidation will not reduce the number of shares of authorized Common Stock provided in our Articles of Incorporation, a share consolidation would also result in a significant increase in the number of authorized and unissued shares of Common Stock. F or example, as of October 26, 2016, we have 460,995,711 shares of Common Stock issued and outstanding and 98,688,860 shares of Common Stock reserved for issuance, which, given our authorized capital of 640,000,000 shares of Common Stock, means that we have 80,315,429 authorized and unissued shares of Common Stock available for issuance. Following a share consolidation under a 1-for-5 Exchange Ratio, we would have 92,199,142  post-split shares of Common Stock issued and outstanding and 19,737,772 shares of Common Stock reserved for issuance, which, given our authorized capital stock of 640,000,000 shares of Common Stock, means that we would have 528,063,086 authorized and unissued shares of Common Stock available for issuance. Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued Common Stock, the future issuance of additional shares of Common Stock will reduce our current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. An increase in the number of our issued and outstanding shares of Common Stock in the absence of a proportionate increase in our future earnings and book value would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of the Common Stock. If these factors were reflected in the price per share of our Common Stock, the potential realizable value of a stockholder's investment could be adversely affected.

Treatment of fractional shares

No fractional shares will be issued as a result of the share consolidation. Stockholders who otherwise would be entitled to receive a fractional share of Common Stock because they hold a number of shares not evenly divisible by the Exchange Ratio selected by the Board will automatically be entitled to receive an additional fraction of a share of our Common Stock to round up to the next whole share.

Effect of a share consolidation on options, restricted stock awards and warrants

The number of shares of Common Stock subject to outstanding options, restricted stock awards and warrants will automatically be adjusted by a factor equal to the Exchange Ratio applied for the share consolidation and in accordance with the following:

•

Warrants that are outstanding immediately prior to the completion the share consolidation will be adjusted in accordance with their terms, such that the number of Common Stock shares received upon exercise and the exercise price will reflect the Exchange Ratio.

•

Options that are outstanding immediately prior to the completion of the share consolidation (whether vested or unvested) will be adjusted to acquire that number of whole shares of Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of Common Stock subject to such stock option and (ii) the Exchange Ratio.  No cash payment will be made in respect of such rounding down.

The per-share exercise price of options and warrants will also be increased by the same factor, so that the aggregate dollar amount payable for the purchase of shares of Common Stock subject to options and warrants will remain unchanged. For example, if an option holder has options to purchase 1,000 shares at an exercise price of $1.00 per share, if the share consolidation is effected at the Exchange Ratio of 1-for-5, the number of shares that may be purchased pursuant to the option will be reduced to 200 shares and the exercise price at which the shares may be purchased will be proportionately increased to $5.00 per share.  In addition, under our stock option plan, a share consolidation will reduce the number of shares of Common Stock available for future issuance in proportion to the Exchange Ratio applied for the share consolidation.

No appraisal rights

Under the Minnesota Business Corporation Act, stockholders are not entitled to dissenters' or appraisal rights in connection with the proposed Amendment to our Articles of Incorporation to implement a share consolidation. If we implement a share consolidation, we will not independently make those rights available to our stockholders.

No going private transaction

Notwithstanding the decrease in the number of outstanding shares of Common Stock resulting from a share consolidation, the share consolidation will not be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Exchange Act.

Certain U.S. Federal income tax consequences of a share consolidation

The following is a discussion of certain U.S. federal income tax consequences of a share consolidation. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances or to stockholders who are subject to special rules, such as former U.S. citizens or long-term residents of the United States, partnerships and other pass-through entities and holders of interests therein, financial institutions, tax-exempt organizations, insurance companies, broker -dealers, mutual funds, passive foreign investment companies, controlled foreign corporations and persons that own, or have owned, directly, indirectly or by attribution, 5% or more of the total combined voting power of all issued and outstanding shares of the Company. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing U.S. Treasury regulations and current administrative rulings and judicial decisions, all of which are subject to change or differing interpretations, possibly on a retroactive basis, and any such change or differing interpretations could affect the continuing validity of this discussion. This summary is not binding on the U.S. Internal Revenue Service ("IRS"), and there can be no assurance that the IRS (or a court, in the event of IRS challenge) will agree with the conclusions stated herein. No legal opinion from legal counsel or ruling from the IRS has been or will be requested in connection with the share consolidation. In addition, this discussion does not address tax considerations under state, local, non-U.S. and other laws.

This summary also assumes that each stockholder has held, and will hold, shares of Common Stock as a "capital asset," as defined in Code Section 1221, i.e., generally, property held for investment. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the share consolidation (whether or not such transactions are in connection with the share consolidation), including, without limitation, the exercise of options or rights to purchase Common Stock in anticipation of the share consolidation.

For purposes of this summary, the term "U.S. Holder" means a beneficial owner of shares of Common Stock that is for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the U.S.;
•	A corporation (or other entity taxable as a corporation for federal income tax purposes) organized under the laws of the U.S., any state thereof or the District of Columbia;
•	An estate whose income is subject to U.S. federal income taxation regardless of its source; or
•

A trust that 1) is subject to the primary supervision of a court within the U.S. and the control of one or more U.S. persons for all substantial decisions or 2) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

For purposes of this summary, the term "Non-U.S. Holder" means a beneficial owner of shares of Common Stock that is an individual, corporation, estate or trust that is not a U.S. Holder.

U.S. Holders

The share consolidation, if approved and effected, should result in the following U.S. federal income tax consequences to U.S. Holders:

•	No gain or loss would be recognized by the Company as a result of the share consolidation.
•	A U.S. Holder would not recognize gain or loss upon the receipt of Common Stock in the share consolidation.
•

A U.S. Holder's aggregate tax basis in the post-share consolidation Common Stock received in the share consolidation would be equal to the aggregate tax basis of the pre-consolidation shares of Common Stock exchanged therefor.

•

A U.S. Holder's holding period of the post-share consolidation shares of Common Stock received in the share consolidation would include such stockholder's holding period of the pre-share consolidation shares exchanged therefor.

Non-U.S. Holders

A Non-U.S. Holder that receives solely a reduced number of shares of Common Stock as a result of the share consolidation, if approved and effected, generally should not recognize any gain or loss for U.S. federal income tax purposes unless shares of Common Stock constitute a United States real property interest by reason of the Company's status as a United States real property holding corporation (a "USRPHC") for U.S. federal income tax purposes.

Generally, a U.S. corporation is a USRPHC if the fair market value of its U.S. real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business.  The Company believes that it is not currently a USRPHC, but the Company can make no assurances that the Company will not be a USRPHC at the time of the share consolidation.  If the Company is a USRPHC and the Common Stock is not regularly traded on an established securities market (within the meaning of applicable Treasury regulations) at the time of the share consolidation, Non-U.S. Holders will be required to satisfy certain IRS filing requirements in order to avoid recognizing taxable gain, if any, on the receipt of a reduced number of shares of Common Stock pursuant to the share consolidation, if effected.

Non-U.S. Holders should consult with their tax advisors regarding the tax consequences to them of the share consolidation, if approved effected, how to satisfy any applicable IRS filing requirements and the consequences to them of failing to satisfy those filing requirements, if applicable.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE SHARE CONSOLIDATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL RELEVANT TAX EFFECTS RELATED THERETO. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX CONSEQUENCES OF THE SHARE CONSOLIDATION IN LIGHT OF THEIR SPECIFIC CIRCUMSTANCES.

Registration and trading of our Common Stock

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to periodic reporting and other requirements of the Exchange Act. A share consolidation will not affect the registration of our Common Stock under the Exchange Act or our obligation to publicly file financial and other information with the SEC. To distinguish pre-share consolidation positions from post-share consolidation positions, our Common Stock will be assigned a new CUSIP number, which is an identifier used by participants in the securities industry to identify our Common Stock.

Interests of Directors and Executive Officers in the Share Consolidation

The Company's directors and executive officers have no substantial interest, directly or indirectly, in the matters set forth in Proposal 3 except to the extent of their ownership of shares or options to purchase our Common Stock.

Procedures to Implement a Share Consolidation

The share consolidation will occur on the date that the Amendment to our Articles of Incorporation effecting the share consolidation is filed with the Secretary of State of the State of Minnesota (the effective date) unless otherwise specified in such Amendment, without any action on the part of our stockholders and without regard to the date that any stock certificates representing the stock prior to the share consolidation are physically surrendered for new stock certificates.

Exchange of book-entry shares

If the Board implements the share consolidation, stockholders whose shares are uncertificated and held in "street name" with a broker, either as direct or beneficial owners, will have their holdings electronically adjusted by their brokers to give effect to the share consolidation.

Exchange of shares held in certificate form

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT
SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR
TRANSFER AGENT.
As soon as practicable after the effective date, our transfer agent, acting as exchange agent, will mail to each stockholder of record whose shares are held in certificate form transmittal forms to be used in forwarding their certificates for surrender and exchange for the whole number of new shares of our Common Stock that such stockholder is entitled to receive as a result of the share consolidation. No new certificates will be issued to a stockholder until the stockholder has surrendered their outstanding certificate(s) together with the properly completed and executed transmittal form.

CERTAIN RISKS ASSOCIATED WITH A SHARE CONSOLIDATION

If a share consolidation is effected, there is no assurance that our market price will remain above $0.25, and the total value of our outstanding shares may decline.

If the Board determines that a share consolidation is in our best interest and that of our stockholders, the Board will set the Exchange Ratio with the intent of raising the price per share of our Common Stock above $0.25. However, there is no assurance that after the share consolidation is completed, our Common Stock will maintain its share consolidation adjusted price. As a result, our stock price could trade below the $0.25 price. Moreover, a decline in the market price of our Common Stock after a share consolidation may result in a greater percentage decline than would occur in the absence of a share consolidation.

Similarly, the total value of our outstanding shares (market capitalization) immediately after a share consolidation may be lower than immediately before a share consolidation, and/or the total market capitalization may decline. If trading activity following a share consolidation has the effect of reducing the total market capitalization of our Company, we may be unable to fund our activities, resulting in reductions in our stockholders' equity.

There are numerous risks and uncertainties that could affect the value of our Common Stock after a share consolidation including without limitation risks and uncertainties related directly to our Company, including, without limitation, the status of our development programs, our cash position and results of operations in future periods, and our ability to attract and retain key executive management and professional personnel, as well as other factors such as market conditions as a whole and the general economic environment. Even though a share consolidation would not directly impact our capital, cash position, or the number of our stockholders, there may be share-consolidation-related trading activity that may have the effect of depressing the market price of our Common Stock and our market capitalization. For these reasons, if the Board implements a share consolidation, the market price of our Common Stock will likely not be sustainable at the arithmetic result obtained by applying the Exchange Ratio of the share consolidation by the market price of our stock immediately prior to the effective date of the share consolidation, and the percentage decline in our market value may be greater than would occur in the absence of a share consolidation. If the market price of our Common Stock declines after the share consolidation, our total market capitalization (the aggregate value of all of our outstanding Common Stock at the then existing market price) after the consolidation will be lower than before the consolidation.

A share consolidation may reduce liquidity and increase volatility of our Common Stock.

Following a share consolidation, the number of shares available for trading in the public market will be reduced by a factor equal to the Exchange Ratio. This reduction in shares could result in depressed trading activity, fewer market makers and less interest in our stock. This could result in increased volatility and adversely affect liquidity of our Common Stock.

In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances that could prevent certain stockholders from changing the composition of the Board of Directors or render tender offers for a combination with another entity more difficult to successfully complete. The Board of Directors does not intend for the share consolidation to have any anti-takeover effects.

PROPOSAL 4 - APPROVE A CHANGE IN THE NAME OF THE COMPANY, AS SHALL BE DETERMINED IN THE SOLE DISCRETION OF THE BOARD, BY FILING AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

The Board believes that it is in the best interests of the Company and its shareholders to change its corporate name to better reflect the nature of our business.

If approved by the shareholders at this Annual Meeting, the Board of Directors will select a new name, which will become effective upon the filing of an amendment to the Company's Articles of Incorporation with the Secretary of State of Minnesota.  Changing the corporate name will be accomplished by amending Article I of the Company's Articles of Incorporation.

Changing the corporate name will not affect the validity or transferability of stock certificates presently outstanding, and the Company's stockholders will not be required to exchange any certificates presently held by them.

Votes required

The name change requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at a duly called meeting.

The board recommends that the stockholders vote "FOR" the approval of the Company name change.

PROPOSAL 5 – APPROVAL OF AMENDMENT OF THE STOCK OPTION PLAN

The policies of the TSX require that shareholders of the Company approve all incentive stock option plans and any amendments thereto.

At the present time, the Company has a fixed stock option plan that was approved by the shareholders in 2015 and under its terms is set to expire in 2026 (the "Stock Option Plan").   A copy of the Stock Option Plan is attached hereto as Appendix B.  For a summary of the terms of the Stock Option Plan, please see "Summary of the Stock Option Plan" under the section entitled "Executive Compensation".  For information regarding outstanding option grants, please see "Outstanding Stock Option Grants", "Compensation of Directors" and "Security Ownership Of Certain Beneficial Owners And Management And Related Stockholder Matters."

Shareholders are being asked to consider and, if thought advisable, pass an ordinary resolution as set out below to approve resolution amending the Company's Stock Option Plan to increase the number of options for Shares of the Company authorized to be issued to 46,000,000 from 43,000,000 with or without variation, and to authorize the Board to make any amendments thereto that may be required for the purpose of obtaining any necessary regulatory approvals (the "Stock Option Plan Resolution").

BE IT RESOLVED THAT:

(1)	the Company's Stock Option Plan be amended to increase the number of options for Shares of the Company authorized to be issued under the Stock Option Plan to 46,000,000 from 43,000,000; and
(2)
any one director or officer of the Company be authorized for and on behalf of the Company to execute and deliver such documents and instruments and to take all such other actions as such director or officer may determine necessary or desirable to implement the foregoing resolutions and the matters authorized herein, such determination to be conclusively evidenced by the execution and delivery of such documents and instruments or the taking of such actions.

Votes required

In accordance with the requirement of the TSX to obtain Disinterested Shareholder Approval, proxies representing Shares beneficially owned by Insiders to whom options may be granted under the Plan will be excluded from voting on this resolution.

The total number of shares which will be excluded from voting will be 4,782,857 shares which represents 1.0% of the non-diluted, issued and outstanding Shares of the Company. With respect to all other proxies, unless a proxy specifies that the Shares it represents are to be withheld from voting in favour of the resolution proposed above, the proxies named in the accompanying form of proxy intend to vote in favour of this resolution.

Federal Income Tax Consequences Relating to the Plan

The following is a brief description of the Federal income tax treatment that will generally apply to options granted under the Plan based on current Federal income tax rules.

Incentive stock options are options which under certain circumstances and subject to certain tax restrictions, have special tax benefits for employees under the Code. Nonqualified stock options are options which do not receive such special tax treatment.

When the Board (or a committee thereof) grants an incentive stock option and when the optionee exercises an incentive stock option and acquires Shares, the optionee realizes no taxable income. However, the difference between the fair market value of the shares upon exercise and the exercise price (the spread) is an item of tax preference subject to the possible application of the alternative minimum tax.

If the optionee disposes of the stock before two years from grant or one year from the exercise of the incentive stock option (a disqualifying disposition), any gain will be deemed compensation and taxed as ordinary income to the extent of the lesser of (i) the difference between the fair market value of the stock at exercise and the exercise price (the spread) or (ii) the difference, if any, between the sale price and the exercise price. If a disqualifying disposition occurs, the Company can claim a deduction equal to the amount treated as compensation. If one- and two-year holding periods are satisfied, any gain or loss realized when the shares are sold will be treated as capital gain or loss, and the Company will receive no corresponding tax deduction.

When the Board (or a committee thereof) grants a nonqualified stock option, the optionee realizes no taxable income and the Company can claim no deduction. Upon exercise of a nonqualified stock option, the optionee realizes ordinary income to the extent of the spread, and the Company can claim a tax deduction for the same amount.

Special Rules: Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares received pursuant to the exercise of an option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of grant. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, may be determined as of the end of such period.

The board recommends that the stockholders vote "FOR" the approval of the amendment of the Stock Option Plan.

PROPOSAL 6 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company believes that its compensation policies are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of its stockholders.  If such compensation were to be modified, the Company runs the risk of both being unable to retain and unable to attract qualified and competent people to fill rolls necessary for the advancement and betterment of the Company.

The Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules. This proposal, which is commonly referred to as "say-on-pay," is required by the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years. At the previous meeting of stockholders, stockholders voted in favour of holding an advisory vote in respect of executive compensation on an annual basis. This advisory stockholder vote, gives you as a stockholder the opportunity to approve or not approve the compensation of our NEOs that is disclosed in this Proxy Statement by voting for or against the resolution below (or by abstaining with respect to the resolution).

Our Board is asking stockholders to approve a non-binding advisory vote on the following resolution:

BE IT RESOLVED THAT the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company or the Board (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board (or any committee thereof). However, our Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

The Board recommends that the stockholders vote "FOR" the approval of the compensation of our named executive officers.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized share capital of the Company is 650,000,000 shares with a $0.001 par value, of which 640,000,000 will be deemed as common shares.

As of October 26, 2016, the Company had 460,995,711 common shares issued and outstanding, each of which carries the right to one vote on all matters that may come before the Meeting.

To the knowledge of the directors and executive officers of the Company, no person or Company beneficially owns, or controls or directs, directly or indirectly, Shares carrying in excess of 10% of the voting rights attached to all outstanding Shares of the Company except for:

•	Goodman & Company, Investment Counsel Inc., which holds 89,231,000 common shares of the Company representing approximately 19.4% of the issued and outstanding common shares.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Corporate Governance

In accordance with Canadian National Instrument 58-101 – Disclosure of Corporate Governance Practices ("NI 58-101") and the SEC's proxy rules, the Company is required to disclose annually its corporate governance practices.

The Board and management consider good corporate governance to be central to the effective and efficient operation of the Company. The Board is committed to sound corporate governance practices, which are both in the interest of its shareholders and contribute to effective and efficient decision making.

The role of the Board is to oversee the conduct of the Company's business, to set corporate policy and to supervise management, which is responsible to the Board for the day-to-day conduct of business.  Material transactions are addressed at the Board level. The Board discharges five specific responsibilities as part of its stewardship responsibility.  These are: (1) Strategic Planning Process: given the Company's size, the strategic plan is carried out directly by management, with input from and assistance of the Board; (2) Managing Risk: the Board directly oversees most aspects of the business of the Company and thus, does not require elaborate systems or numerous committees to effectively monitor and manage the principal risks of all aspects of the business of the Company; (3) Appointing, Training, and Monitoring Senior Management: no elaborate system of selection, training and assessment of Management has been established, given the operations and size of the Company; however, the Board closely monitors Management's performance, which is measured against the overall strategic plan, through reports by and regular meetings with management; (4) Communication Policy: the Company has a disclosure committee and formal disclosure policy allowing it to communicate effectively and accurately with its stockholders, other stakeholders, and the public generally through statutory filings and news releases; the stockholders are also given an opportunity to make comments or suggestions at stockholder meetings; these comments and suggestions are then factored into the Board's decisions; and (5) Ensuring the integrity of the Company's Internal Control and Management Information System:  given the involvement of the Board in operations, the reports from and the meetings with management, the Board can effectively track and monitor the implementation of approved strategies.

The President & Chief Executive Officer of the Company is a member of the Board, as is usual in a company of this size.  The Board feels that this is not an impediment to the proper discharge of its responsibilities.  Interaction between members of management and the Board, inside and outside Board meetings, ensures that the Board is informed and the Board members' experience utilized by management.  The Board remains cognizant to corporate governance issues and seeks to set up structures to ensure the effective discharge of its responsibilities without creating additional costs.  The Board is committed to ensuring the Company's long-term viability, and the well-being of its employees and of the communities in which it operates.  The Board has also adopted a policy of permitting individual directors, under appropriate circumstances, to engage legal, financial or other advisors at the Company's expense.  The majority of the Board, when elected, was comprised of independent directors.  See "Election of Directors".

The Board is of the view that the Company's approach to corporate governance is appropriate for its current size and resources, but will monitor its approach as it progresses in its business plans. The Company will periodically monitor and refine such practices as the size and scope of its operations increase. The Board regularly reviews, evaluates and modifies its governance program to ensure it is of the highest standard. The Board is satisfied that the Company's governance plan is consistent with legal and stock exchange requirements.

The Company does not have a policy requiring members of the Board of Directors to attend the Annual Meeting, although we typically encourage our Board of Directors to attend.

Board of Directors

At the last meeting of stockholders, which was held on December 22, 2015, the following individuals were elected as the Company's directors: V. Peter Harder, John Sanderson, Craig Scherba, Quentin Yarie, Robin Borley, Albert A. Thiess, Jr., Dean Comand and Dalton Larson.  Subsequently, Peter Harder was renamed Chairman and John Sanderson was renamed Vice-Chairman.  Effective March 23, 2016, Mr. Harder resigned from the Board of Directors and Mr. Sanderson was appointed as Chairman.

Since the last meeting of stockholders, the Board has met 8 times.  All directors, other than Mr. Thiess, Mr. Yarie, Mr. Larson, Mr. Borely attended all Board meetings (Mr. Harder attended all board meeting prior to his resignation).  Mr. Thiess attended 7 meetings.  Mr. Yarie, Mr. Larson, Mr. Borley each attended 6 meetings. Independent directors do not hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. Independent directors are encouraged to hold unscheduled and informal meetings to discuss issues ahead of regularly scheduled meetings of the Board of Directors. No member of the Board attended fewer than 75% of the total number of board and committee meetings.

The Board of Directors has not developed written position descriptions for the Chair of the Board and the Chair of Board committees.  The Board of Directors has delineated the general role of these Chairs as being required to set the agenda for respective meetings, assigning meeting secretaries, calling the meetings to proper order and ensuring the meeting agendas are respected and that matters are duly discussed.  The Board of Directors has developed written position description for the Chief Executive Officer, which is reviewed annually.

Board of Director Committees

The Company's Board has five committees: Audit Committee, Disclosure Committee, Nomination Committee, Compensation Committee and Capital Projects Committee.

•	Audit Committee:

The audit committee is a key component of the Company's commitment to maintaining a higher standard of corporate responsibility. The audit committee assists our Board in its oversight of the Company's accounting and financial reporting processes and the annual audits of the Company's financial statements, including (i) the quality and integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements in both Canada and the United States of America, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the Company's internal audit functions and independent auditors, as well as other matters which may come before it as directed by the Board. Further, the audit committee, to the extent it deems necessary or appropriate, among its several other responsibilities, shall: (1) be responsible for the appointment, compensation, retention, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) discuss the annual audited financial statements and the quarterly unaudited financial statements with management and, if necessary the independent auditor prior to their filing with the SEC in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q; (3) review with the Company's financial management on a periodic basis (a) issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles, and (b) the effect of any regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company; (4) monitor the Company's policies for compliance with federal, state, local and foreign laws and regulations and the Company's policies on corporate conduct; (5) maintain open, continuing and direct communication between the Board, the committee and both the company's independent auditors and its internal auditors; and (6) monitor our compliance with legal and regulatory requirements and compliance with federal, state and local laws and regulations, including the Foreign Corrupt Practices Act.

This committee consists of Albert A. Thiess Jr., Dean Comand and John Sanderson, all of whom are financially literate (see biographies under "Nominees" section above) and independent as per the independence standards of the NYSE MKT in the United States of America and as per the standards of NI 58-101 in Canada (each are independent directors as they do not have involvement in the day-to-day operations of the Company). The Board has determine that Mr. Theiss is the "audit committee financial expert" as defined in the SEC's rules and regulations.

•	Disclosure Committee:

The Board has adopted a Disclosure Policy and created a Disclosure Committee. The majority of the Committee members must approve all disclosure made by the Company with such majority being made up of at least two directors.  The objective of the Disclosure Policy is to ensure that communications with the investing public are timely, factual and accurate, and broadly disseminated in accordance with all applicable legal and regulatory requirements.  The Disclosure Policy extends to all employees of the Company, the Board, those authorized to speak on behalf of the Company and all other insiders of the Company.  It covers disclosures in documents filed with securities regulators, financial and non-financial disclosure, including management's discussion and analysis, written statements made in the Company's annual and interim reports, news releases, letters to stockholders, presentations by senior management, information on the Company's web site and other electronic communications. It extends to oral statements made in meetings and telephone conversations with analysts and investors, media interviews, speeches and press conferences.

This committee consists of the Chairman, the President and Chief Executive Officer, the Chief Financial Officer and the Senior Vice President of Corporate Development.

•	Nomination Committee:

The Company has established a director nomination committee to appoint and assesses the performance of directors. The nominating committee seeks to attract and maintain directors with business expertise, and in particular, knowledge of mineral development, geology, investment banking, corporate law and finance.  Further, the Company seeks to have the right mix of these disciplines.  Nominations tend to be the result of recruitment efforts by management and directors, which are then presented to the nominating committee and then to the Board for consideration.  The committee has no specified policy regarding consideration of any director candidates recommended by security holders, as it believes the most effective recruitment efforts are those led by management and directors.  The committee has no charter.  During fiscal 2016, the nomination committee met one (1) times in person or by telephone.

This committee consisted of John Sanderson (Chair of this Committee), Peter Harder and Albert A. Thiess, Jr.  Messrs. Effective March 23, 2016, Mr. Harder resigned from the Nomination Committee and Dalton Larson was appointed in his place.  Mr. Larson, Mr. Sanderson and Mr. Thiess are independent as per the independence standards of the NYSE MKT in the United States of America and the standards of National Instrument 58-101 in Canada.

•	Compensation Committee:

The Company has established a compensation committee to determine the appropriate compensation for the Company's directors and officers.  The committee determines compensation based on industry standards, the employee or consultant's level of experience, and the Company's financial situation.  The committee has no charter.  During fiscal 2016, the compensation committee met one (1) times in person or by telephone.

This committee consists of John Sanderson (Chair of this Committee), Albert A. Thiess, Jr. and Dalton Larson.  Messrs. Larson, Sanderson and Thiess are independent as per the independence standards of the NYSE MKT in the United States of America and the standards of National Instrument 58-101 in Canada.

Directorships

The following directors of the Company are presently directors of the following other issuers that are reporting issuers, or the equivalent, in a Canadian or foreign jurisdiction:

Name	Name of Reporting Issuer	Exchange	Position
Craig Scherba	Honey Badger Exploration Inc.	TSX-V	Director
John Sanderson	MacDonald Mines Exploration Ltd Honey Badger Exploration Inc.	TSX-V TSX-V	Chairman of the Board Chairman of the Board
Quentin Yarie	MacDonald Mines Exploration Ltd Red Pine Exploration Inc.	TSX-V TSX-V	Director Director
Note: "TSX" – Toronto Stock Exchange, "TSX-V" = TSX Venture Exchange

Orientation and Continuing Education

The Company does not provide a formal orientation and education program for its directors.  New directors are given an opportunity to familiarize themselves with the Company by visiting the Company's corporate offices, meeting with other directors, reviewing the rules and regulations of the stock exchanges where the Company's shares are listed, and reviewing the Company's by-laws and related documents.  Directors are invited to speak with the Company's solicitors, auditors and other service providers to become familiar with their legal responsibilities.

Director Term Limits and Female Representation in Management and on the Board

The Company has not instituted director term limits. The Company believes that in taking into account the nature and size of the Board and the Company, it is more important to have relevant experience than to impose set time limits on a director's tenure, which may create vacancies at a time when a suitable candidate cannot be identified and as such would not be in the best interests of the Company. In lieu of imposing term limits, the Company regularly monitors director performance through annual assessments and regularly encourages sharing and new perspectives through regularly scheduled Board meetings, meetings with only independent directors in attendance, as well as through continuing education initiatives. On a regular basis, the Company analyzes the skills and experience necessary for the Board and evaluates the need for director changes to ensure that the Company has highly knowledgeable and motivated Board members, while ensuring that new perspectives are available to the Board.

The Company has not implemented a diversity policy; however the Company believes that it currently promotes the benefits of, and need for, extending opportunities to all candidates, without distinction as to gender, race, colour, religion, sexual orientation, family or marital status, political belief, age, national or ethnic origin, citizenship, disability, or any other basis and will strive for diversity of experience, perspective and education. The Company believes that it currently focuses on hiring the best quality individuals for the position and also encourages representation of women on the Board and in executive officer positions.

While the Nomination Committee does not have a formal diversity policy for Board membership, the Nomination Committee seeks directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board's deliberations and decisions. The Nomination Committee considers, among other factors, diversity with respect to viewpoint, skills, experience, character and behavior qualities in its evaluation of candidates for Board membership. The Company has seven Board members and four executive officers, none of whom are female. The Company has not considered the level of representation of women in its executive officer positions or on its Board in previous nominations or appointments (including a targeted number or percentage).
As noted above, the Company's focus has always been, and will continue to be, working to attract the highest quality executive officers and Board candidates with special focus on the skills, experience, character and behavioral qualities of each candidate. The Company will continue to monitor developments in the area of diversity.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company's securities with the SEC on Form 3 (Initial Statement of Beneficial Ownership), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they filed.

Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2016, beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

Involvement in Certain Legal Proceedings

None of the following events have occurred during the past ten years and are material to an evaluation of the ability or integrity of any director or officer of the Company:
1.
A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.
Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

a.
Acting as a futures commission merchant, introducing broker, commodity trading advisor,commodity pool operator, floor broker, leverage transaction merchant, any other person regulatedby theCommodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b.	Engaging in any type of business practice; or
c.	Engaging in any activity in connection with the purchase or sale of any security or commodity orin connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5.
Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a.	Any Federal or State securities or commodities law or regulation; or
b.
Any law or regulation respecting financial institutions or insurance companies including, but notlimited to, a temporary or permanent injunction, order of disgorgement or restitution, civil moneypenalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

c.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any businessentity; or
8.
Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its directors, officers, and employees, including its principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions.  A copy of our Code of Ethics is available on our website at www.energizerresources.com under the "Corporate" caption.  If we make substantive amendments to the Code of Ethics, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K within four days of such amendment or waiver.

AUDIT COMMITTEE INFORMATION AND OVERSIGHT

National Instrument 52-110 – Audit Committees ("NI 52-110") requires that certain information regarding the Audit Committee be included in the management information circular sent to shareholders in connection with the issuer's annual meeting.  The full text of the charter of the Company's Audit Committee is attached hereto as "Appendix A".

The Audit Committee is responsible for the oversight and for recommending the appointment, compensation, retention, termination of an independent external auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  The Company has not yet adopted any specific policies or procedures regarding the engagement of non-audit services, but does review such matters as they arise in light of factors such as the Company's current needs and the availability of services.

During fiscal 2016, the Audit Committee met four times in person or by telephone. All Audit Committee members attended all four meetings.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees Energizer Resources' financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls.  Audit Committee members are not professional accountants, or auditors and their functions are not intended to duplicate or to certify the activities of management or the independent auditors.  In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report (Form 10-K) with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles in the United States, their judgments as to the quality, not just the acceptability, of Energizer Resources' accounting principles and such other matters as are required to be discussed by PCAOB AU Section 380 with the Committee under generally accepted auditing standards.  In addition, the Committee has discussed with the independent auditors the auditors' independence from management and Energizer Resources including the matters in the written disclosures and the letter provided by the independent auditors, as required by the applicable requirements of the Public Company Oversight Board for independent auditor communications with Audit Committees concerning independence, and considered the compatibility of non-audit services with the auditors' independence.

The Committee selects and engages Energizer Resources's independent auditors and discusses the overall scope and plans for their audits.  The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Energizer Resources's internal controls, and the overall quality of Energizer Resources' financial reporting.  The Committee held four meetings during the prior fiscal year.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in Energizer Resources' Annual Report (Form 10-K) for the year ended June 30, 2016 for filing with the Securities and Exchange Commission.  The Committee has selected MNP LLP as Energizer Resources' auditors for the current year.

Respectfully submitted,

AUDIT COMMITTEE

Albert A. Theiss Jr.
Dean Comand
John Sanderson

October 26, 2016

EXECUTIVE COMPENSATION

Compensation of Executives

The Compensation Committee sets the salary and bonus compensation of the CEO.  The CEO in consultation with the Board of Directors sets the salary and consulting fee compensation of the other officers and employees.  The Board of Directors, periodically reviews and determines an appropriate amount of option-based and stock-based awards, which are intended to incentivize officers, directors, employees and consultants.

The table below sets forth certain summary information concerning the compensation paid or accrued during each of our last three completed fiscal years to our principal executive officer and four most highly compensated executive officers who received compensation over $100,000 for the fiscal year ended June 30, 2016 (Named Executive Officers" or "NEO"):

Name and Principal Position	Fiscal Year	Salary & Consulting Fees ($)(1)	Bonus ($)	Option Awards ($)(2)	Stock Awards ($)	Non- Equity Incentive Plans ($)	Change in Pension Value & Non-Qualified Deferred Compensation ($)	Other Compensation & Severance ($)	Total ($)
Craig Scherba CEO, President and Director (A)	2016	88,015	0	37,049	0	0	0	0	125,064
	2015	57,300	0	45,613	0	0	0	0	102,913
	2014	167,305	0	61,566	0	0	0	0	228,871
Marc Johnson CFO (B)	2016	51,784	0	29,249	0	0	0	0	81,033

Robin Borley, SVP and Director (C)	2016	204,800	0	29,249	0	0	0	0	234,049
	2015	187,200	0	17,430	0	0	0	0	204,630
	2014	116,900	0	26,820	0	0	0	0	143,720
Brent Nykoliation, SVP (D)	2016	129,027	0	29,249	0	0	0	0	158,276
	2015	115,726	0	57,941	0	0	0	0	173,667
	2014	210,259	0	61,825	0	0	0	0	272,084
Richard E. Schler, Former CEO and Director (E)	2016	36,714	0	0	0	0	0	89,531	126,245
	2015	149,123	0	120,866	0	0	0	0	269,989
	2014	218,955	0	84,174	0	0	0	0	303,129
Peter Liabotis, Former CFO (F)	2016	26,609	0	0	0	0	0	35,516	62,125
	2015	103,327	0	44,617	0	0	0	0	147,944
	2014	210,055	0	58,755	0	0	0	0	268,810

(A)
On July 30, 2015, Mr. Scherba became the Chief Executive Officer, replacing Mr. Schler.  The Company does not have an employment agreement with Mr. Scherba.  Mr. Scherba receives a salary of CAD$10,275 per month.

(B)
On October 23, 2015, Mr. Johnson became the Chief Financial Officer, replacing Mr. Liabotis.  The Company has a management company agreement with Mr. Johnson, who receives consulting fees of  CAD$8,000 per month.  His contract is for an indefinite term with a 3-month termination notice, which is subject to certain change of control provisions. See "Change of Control"

(C)	The Company does not have an employment agreement with Mr. Borley. Mr. Borley receives consulting fees of USD $16,400 per month.
(D)	The Company does not have an employment agreement with Mr. Nykoliation. Mr. Nykoliation receives a salary of CAD$13,700 per month.
(E)	Mr. Schler resigned as Chief Executive Officer in July 2015 and received a severance.
(F)	Mr. Liabotis was replaced as Chief Financial Officer in October 2015 and awarded a severance.

(1)	These amounts include salary and/or consulting fees paid during the year. No bonuses have been paid.
(2)
These values represent the calculated Black-Scholes theoretical value of granted options.  It is important to note that these granted options may or may not ever be exercised.  Whether granted options are exercised or not will be based primarily, but not singularly, on the Company's future stock price and whether the granted options become "in-the-money". If these granted options are unexercised and expire, the cash value or benefit to the above noted individuals is $nil.

Summary of the Stock Option Plan

The following is a brief summary of the Stock Option Plan (the "Plan"). Stockholders are encouraged to review the entire Plan filed on Form 8-K on November 2, 2015 or at http://www.energizerresources.com/investors/agm-data.
The purpose of the Plan is to advance the interests of the Company, by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company and upon whose efforts and judgment the success of the Company and its subsidiaries is largely dependent.  Eligibility of the Plan includes Employees, Consultants, Officers and Directors of the Company or any subsidiary.

Subject to adjustment in certain circumstances, the Company can issue up to 43,000,000 (which number will be increased to 46,000,000 in the event proposal #5 is approved by the stockholders) stock options under the Plan (which represents approximately 10% (which will remain at 10% in the event proposal #5 is approved by the stockholders due to the proportional consolidation of the authorized stock options under the Plan) of the currently issued and outstanding common shares of the Company) provided that the aggregate number of Shares issued to insiders of the Company within any 12-month period, or issuable to insiders of the Company at any time, under the Plan and any other security-based compensation arrangement of the Company, may not exceed 10% of the total number of issued and outstanding Common Shares of the Company at such time.

There are currently 35,375,000 options issued under the Plan of which 17,825,000 options are issued to existing insiders (which represents approximately 3.9% of the currently issued and outstanding shares of the Company) and 7,050,000 options are issued to former insiders (which represents approximately 1.5% of the currently issued and outstanding shares of the Company).

The Board (or a committee appointed by the Board) administers the Plan.   The Board, may designate an exercise price for stock options as the prior day closing price on a stock exchange to which the Company's shares trade.  To date, the Company has used the prior day U.S. dollar closing price as quoted on the OTCQB.  The exercise price of stock options in no event shall be less than the market price of the Company's shares underlying such option, on the date such option is granted (110% of market price in the case of a 10% holder).   Subject to the policies of the TSX, the Board may determine the granting of the options, the exercise price of the options, and vesting schedule and any terms and conditions attaching to such options.  Stock options may be issued for a period of up to 10 years and are non-transferrable in the ordinary course.  If and for so long as the Shares are listed on the TSX  (i) the aggregate number of Shares issued to insiders of the Company within any 12-month period, or issuable to insiders of the Company at any time, under the Plan and any other security-based compensation arrangement of the Company, may not exceed 10% of the total number of issued and outstanding Common Shares of the Company at such time;  (ii) the maximum aggregate number of Shares that may be reserved under the Plan for issuance to any one individual in any 12 month period shall not exceed 5% of the issued and outstanding Shares at the time of grant,  unless the Company has obtained disinterested shareholder approval for such an issuance; (iii)  the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangements of the Company for issuance to any one consultant during any 12 month period shall not exceed 2% of the issued and outstanding Shares at the time of grant;  (iv) the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangement of the Company for issuance to persons who are employed in investor relations activities during any 12 month period shall not exceed 2% of the issued and outstanding Shares at the time of grant; and (v) the Board shall, through the establishment of the appropriate procedures, monitor the trading in the securities of the Company by all optionees performing investor relations activities.

Unless otherwise expressly provided in any option agreement, and subject to any applicable limitations contained in the Plan, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following: (i) the expiration of a period not to exceed one year (such period to be determined by the Board in its sole discretion) after the date on which the optionee's employment is terminated for any reason other than by reason of (a) cause, (b) the termination of the optionee's employment with the Company by such optionee following less than 60 days' prior written notice to the Company of such termination, (c) a mental or physical disability, or (d) death; (ii) immediately upon (a) the termination by the Company of the optionee's employment for cause, or (b) an improper termination; (iii) the later of (a) the expiration of a period not to exceed one year (such period to be determined by the Board in its sole discretion) after the date on which the optionee's employment is terminated by reason of a mental or physical disability, or (b) one year after the date on which the optionee shall die if such death shall occur during such period; (iv) one year after the date of termination of the optionee's employment by reason of death of the employee;  or (v) the expiration date of the Option established on the date of grant and set forth in the option agreement. Upon termination of optionee's employment any Option (or portion thereof) not previously vested or not yet exercisable pursuant to the terms of the Plan shall be immediately cancelled.

Under the terms of the Plan, the Board is permitted to make certain adjustments or modifications to the Plan and any Option that may have been issued under the Plan.  Notwithstanding the amendment provisions included in the Plan, the following may not be amended without approval of security holders:  (a) reduction in the exercise price or purchase price benefiting an insider of the Company; (b) any amendment to remove or to exceed the insider participation limit; (c) an increase to the maximum number of securities issuable, either as a fixed number or a fixed percentage of the listed issuer's outstanding capital represented by such securities; and (d) amendments to an amending provision within a security based compensation arrangement.

The Board may grant stock appreciation rights in tandem with options that have been or are granted under the Plan.  A stock appreciation right shall entitle the holder to receive in cash, with respect to each share as to which the right is exercised, payment in an amount equal to the excess of the share's fair market value on the date the right is exercised over its fair market value on the date the right was granted.  To date no stock appreciation rights have been granted.

The Plan shall terminate in November 2026.  All options issued under the Plan shall remain outstanding and continue to be governed by the terms and conditions of the Plan notwithstanding the termination of the Plan.

Outstanding Stock Option Grants
Outstanding stock options granted to Named Executive Officers ("NEO's") as at June 30, 2016 are as follows:

Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Un Exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Value Realized if Exercised ($)(1)	Option Expiration Date
Craig Scherba CEO, President and Director	350,000	0	0	0.30	0	July 1, 2016
	200,000	0	0	0.20	0	October 24, 2016
	200,000	0	0	0.21	0	December 1, 2016
	400,000	0	0	0.28	0	March 4, 2017
	750,000	0	0	0.21	0	February 27, 2018
	180,000	0	0	0.11	0	July 9, 2018
	500,000	0	0	0.18	0	January 10, 2019
	250,000	0	0	0.15	0	July 3, 2019
	470,000	0	0	0.20	0	February 26, 2020
	950,000	0	0	0.06	0	December 22, 2020
Marc Johnson CFO	750,000	0	0	0.06	0	December 22, 2020

Robin Borley, SVP and Directo	125,000	0	0	0.28	0	March 4, 2017
	75,000	0	0	0.21	0	February 27, 2018
	300,000	0	0	0.18	0	January 10, 2019
	350,000	0	0	0.20	0	February 26, 2020
	750,000	0	0	0.06	0	December 22, 2020
Brent Nykoliation, SVP	450,000	0	0	0.30	0	July 1, 2016
	200,000	0	0	0.20	0	October 24, 2016
	200,000	0	0	0.21	0	December 1, 2016
	350,000	0	0	0.28	0	March 4, 2017
	700,000	0	0	0.21	0	February 27, 2018
	175,000	0	0	0.11	0	July 9, 2018
	75,000	0	0	0.15	0	July 19, 2018
	400,000	0	0	0.18	0	January 10, 2019
	400,000	0	0	0.15	0	July 3, 2019
	450,000	0	0	0.20	0	February 26, 2020
	750,000	0	0	0.06	0	December 22, 2020
Richard E. Schler, Former CEO and Director	600,000	0	0	0.30	0	July 1, 2016
	675,000	0	0	0.29	0	July 13, 2016
	225,000	0	0	0.20	0	October 24, 2016
	200,000	0	0	0.21	0	December 1, 2016
	1,340,000	0	0	0.28	0	March 4, 2017
	650,000	0	0	0.21	0	February 27, 2018
	170,000	0	0	0.11	0	July 9, 2018
	200,000	0	0	0.15	0	July 19, 2018
	475,000	0	0	0.18	0	January 10, 2019
	1,100,000	0	0	0.15	0	July 3, 2019
	465,000	0	0	0.20	0	February 26, 2020
Peter Liabotis, Former CFO	350,000	0	0	0.30	0	July 1, 2016
	200,000	0	0	0.20	0	October 24, 2016
	200,000	0	0	0.21	0	December 1, 2016
	350,000	0	0	0.28	0	March 4, 2017
	550,000	0	0	0.21	0	February 27, 2018
	150,000	0	0	0.11	0	July 9, 2018
	500,000	0	0	0.18	0	January 10, 2019
	250,000	0	0	0.15	0	July 3, 2019
	450,000	0	0	0.20	0	February 26, 2020

(1)	Based on a closing price of $0.05 (CAD$0.065) on June 30, 2016 and presuming all options are exercised.

Outstanding Stock Appreciation Rights Grants

The Company had no stock appreciation rights as of June 30, 2016.

Outstanding Stock Awards at Year End

There were no outstanding stock awards as at June 30, 2016.

Options Exercises and Stocks Vested

No options were exercised and no stocks vested during the year ended June 30, 2016.

Grants of Plan-Based Awards

There were no grants of plan-based awards to a named executive officer during the year ended June 30, 2016.

Non-Qualified Deferred Compensation

The Company had no formalized deferred compensation plan as of June 30, 2016.

Other Compensation and Awards

The Company had no arrangements in place relating to the termination of employees or NEOs (i.e. no Golden Parachute Compensation) as of June 30, 2016.

Long-Term Incentive Plan Awards Table

The Company had no Long-Term Incentive Plans in place as of June 30, 2016.

Pension Benefits

The Company had no pension or retirement plans as of June 30, 2016.

Change of Control Provisions

There are no other Change of Control provisions for officers and directors except as follows:

•
If the Company terminates the CFO without cause and such termination occurs either prior to 3 months before or after 12 months following a Change of Control, effective no later than 30 days following the termination date, then he will be entitled to receive a lump sum payment of severance equal to 12 months of his Compensation Fees.

Indebtedness of Directors and Executive Officers

There is no outstanding indebtedness of directors and officers.

Compensation of Directors

The following table summarizes compensation paid to or earned by our directors who are not Named Executive Officers for their service as directors of our company during the fiscal year ended June 30, 2016.  Other than stock options granted from time to time, directors currently receive no remuneration for their acting in such capacity.

Name and Principal Position	Salary & Consulting Fees ($)(1)	Bonus ($)	Option Awards ($)(2)	Stock Awards ($)	Non- Equity Incentive Plans ($)	Change in Pension Value & Non-Qualified Deferred Compensation ($)	Other Compensation & Severance ($)	Total ($)
John Sanderson, Chairman (A)	0	0	33,149	0	0	0	0	33,149
V. Peter Harder, Former Chairman (B)	0	0	33,149	0	0	0	0	33,149
Quentin Yarie, Director (C)	20,033	0	29,249	0	0	0	0	49,282
Albert A. Thiess, Jr., Director	0	0	29,249	0	0	0	0	29,249
Dean Comand, Director	0	0	29,249	0	0	0	0	29,249
Dalton Larson, Director	0	0	29,249	0	0	0	0	29,249

(A)	Mr. Sanderson served as vice-chairman until his appointment as Chairman of the Board on March 23, 2016 upon the resignation of Mr. Harder.
(B)	Mr. Harder resigned as Chairman and Director on March 23, 2016.
(C)	Mr. Yarie received salary and consulting fees for his services as an employee of the Company and not for his service as a director.

(1)	These amounts include salary and/or consulting fees paid during the year. No bonuses have been paid.
(2)
These values represent the calculated Black-Scholes theoretical value of granted options.  It is important to note that these granted options may or may not ever be exercised.  Whether granted options are exercised or not will be based primarily, but not singularly, on the Company's future stock price and whether the granted options become "in-the-money". If these granted options are unexercised and expire, the cash value or benefit to the above noted individuals is $nil.

Outstanding stock options granted to directors who are not Named Executive Officers as at June 30, 2016 are as follows:

Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Un Exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Value Realized if Exercised ($)(1)	Option Expiration Date
John Sanderson, Chairman	125,000	0	0	0.30	0	July 1, 2016
	50,000	0	0	0.20	0	October 24, 2016
	50,000	0	0	0.21	0	December 1, 2016
	100,000	0	0	0.28	0	March 4, 2017
	100,000	0	0	0.21	0	February 27, 2018
	25,000	0	0	0.11	0	July 9, 2018
	50,000	0	0	0.15	0	July 19, 2018
	400,000	0	0	0.18	0	January 10, 2019
	200,000	0	0	0.15	0	July 3, 2019
	350,000	0	0	0.20	0	February 26, 2020
	850,000	0	0	0.06	0	December 22, 2020
V. Peter Harder, Former Chairman (2)	225,000	0	0	0.30	0	July 1, 2016
	25,000	0	0	0.20	0	October 24, 2016
	75,000	0	0	0.21	0	December 1, 2016
	100,000	0	0	0.28	0	March 4, 2017
	275,000	0	0	0.21	0	February 27, 2018
	25,000	0	0	0.11	0	July 9, 2018
	250,000	0	0	0.15	0	October 9, 2018
	250,000	0	0	0.18	0	January 10, 2019
	250,000	0	0	0.15	0	July 3, 2019
	300,000	0	0	0.20	0	February 26, 2020
	850,000	0	0	0.06	0	December 22, 2020
Quentin Yarie, Director	300,000	0	0	0.30	0	July 1, 2016
	50,000	0	0	0.20	0	October 24, 2016
	150,000	0	0	0.21	0	December 1, 2016
	300,000	0	0	0.28	0	March 4, 2017
	300,000	0	0	0.21	0	February 27, 2018
	100,000	0	0	0.11	0	July 9, 2018
	50,000	0	0	0.15	0	July 19, 2018
	425,000	0	0	0.18	0	January 10, 2019
	250,000	0	0	0.15	0	July 3, 2019
	350,000	0	0	0.20	0	February 26, 2020
	750,000	0	0	0.06	0	December 22, 2020
Albert A. Thiess, Jr., Director	180,000	0	0	0.23	0	May 23, 2017
	100,000	0	0	0.21	0	February 27, 2018
	25,000	0	0	0.11	0	July 9, 2018
	125,000	0	0	0.18	0	January 10, 2019
	195,000	0	0	0.20	0	February 26, 2020
	750,000	0	0	0.06	0	December 22, 2020
Dean Comand, Director	400,000	0	0	0.20	0	February 26, 2020
	750,000	0	0	0.06	0	December 22, 2020

Dalton Larson, Director	200,000	0	0	0.20	0	February 26, 2020
	750,000	0	0	0.06	0	December 22, 2020

(1)	Based on a closing price of $0.09 on June 30, 2015 and presuming all options are exercised.
(2)	Mr. Harder resigned as Chairman and Director on March 23, 2016.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of June 30, 2016 for (i) all compensation plans approved by the Company's security holders and (ii) all compensation plans not approved by the Company's security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, and warrants (#)	Weighted-average exercise price of outstanding options and warrants ($)	Number of securities remaining available for future under equity compensation plans (excluding securities reflected in column (a) (#)
Equity compensation plans approved by security holders	41,965,000	$0.18	1,035,000
Equity compensation plans not approved by security holders	--	--	--

The following table sets forth information as of June 30, 2016 for the equity compensation plans.

Group	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Grant Date	Additional Consideration to be Received Upon Exercise or Material Conditions required to Exercise	Option Exercise Price ($)	Option Expiration Date
Current Named Executive Officers (NEO) as of June 30, 2016	800,000	July 1, 2011	None	0.30	July 1, 2016
	0	July 13, 2012	None	0.29	July 13, 2016
	400,000	October 24, 2011	None	0.20	October 24, 2016
	400,000	December 1, 2011	None	0.21	December 1, 2016
	875,000	March 7, 2012	None	0.28	March 4, 2017
	0	May 23, 2012	None	0.23	May 23, 2017
	1,525,000	February 27, 2013	None	0.21	February 27, 2018
	355,000	July 9, 2013	None	0.11	July 9, 2018
	75,000	July 19, 2013	None	0.15	July 19, 2018
	0	October 9, 2013	None	0.13	October 9, 2018
	1,200,000	January 10, 2014	None	0.18	January 10, 2019
	650,000	July 3, 2014	None	0.15	July 3, 2019
	1,270,000	February 26, 2015	None	0.20	February 26, 2020
	3,200,000	December 22, 2015	None	0.06	December 22, 2020
Total	10,750,000

Current Directors as of June 30, 2016	775,000	July 1, 2011	None	0.30	July 1, 2016
	0	July 13, 2012	None	0.29	July 13, 2016
	300,000	October 24, 2011	None	0.20	October 24, 2016
	400,000	December 1, 2011	None	0.21	December 1, 2016
	925,000	March 7, 2012	None	0.28	March 4, 2017
	180,000	May 23, 2012	None	0.23	May 23, 2017
	1,325,000	February 27, 2013	None	0.21	February 27, 2018
	330,000	July 9, 2013	None	0.11	July 9, 2018
	100,000	July 19, 2013	None	0.15	July 19, 2018
	0	October 9, 2013	None	0.13	October 9, 2018
	1,750,000	January 10, 2014	None	0.18	January 10, 2019
	700,000	July 3, 2014	None	0.15	July 3, 2019
	2,315,000	February 26, 2015	None	0.20	February 26, 2020
	5,550,000	December 22, 2015	None	0.06	December 22, 2020
Total	14,650,000

Current Directors that are not Named Executive Officers (NEO) as of June 30, 2016	425,000	July 1, 2011	None	0.30	July 1, 2016
	0	July 13, 2012	None	0.29	July 13, 2016
	100,000	October 24, 2011	None	0.20	October 24, 2016
	200,000	December 1, 2011	None	0.21	December 1, 2016
	400,000	March 7, 2012	None	0.28	March 4, 2017
	180,000	May 23, 2012	None	0.23	May 23, 2017
	500,000	February 27, 2013	None	0.21	February 27, 2018
	150,000	July 9, 2013	None	0.11	July 9, 2018
	100,000	July 19, 2013	None	0.15	July 19, 2018
	0	October 9, 2013	None	0.13	October 9, 2018
	950,000	January 10, 2014	None	0.18	January 10, 2019
	450,000	July 3, 2014	None	0.15	July 3, 2019
	1,495,000	February 26, 2015	None	0.20	February 26, 2020
	3,850,000	December 22, 2015	None	0.06	December 22, 2020
Total	8,800,000

Group	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Grant Date	Additional Consideration to be Received Upon Exercise or Material Conditions required to Exercise	Option Exercise Price ($)	Option Expiration Date
Current Employees that are not Named Executive Officers (NEO) as of June 30, 2016	150,000	July 1, 2011	None	0.30	July 1, 2016
	0	July 13, 2012	None	0.29	July 13, 2016
	40,000	October 24, 2011	None	0.20	October 24, 2016
	15,000	December 1, 2011	None	0.21	December 1, 2016
	190,000	March 7, 2012	None	0.28	March 4, 2017
	0	May 23, 2012	None	0.23	May 23, 2017
	200,000	February 27, 2013	None	0.21	February 27, 2018
	5,000	July 9, 2013	None	0.11	July 9, 2018
	75,000	July 19, 2013	None	0.15	July 19, 2018
	0	October 9, 2013	None	0.13	October 9, 2018
	350,000	January 10, 2014	None	0.18	January 10, 2019
	375,000	July 3, 2014	None	0.15	July 3, 2019
	150,000	February 26, 2015	None	0.20	February 26, 2020
	0	December 22, 2015	None	0.06	December 22, 2020
Total	1,550,000

All Outstanding Options as of June 30, 2016	3,300,000	July 1, 2011	None	0.30	July 1, 2016
	1,650,000	July 13, 2012	None	0.29	July 13, 2016
	1,640,000	October 24, 2011	None	0.20	October 24, 2016
	1,785,000	December 1, 2011	None	0.21	December 1, 2016
	4,900,000	March 7, 2012	None	0.28	March 4, 2017
	180,000	May 23, 2012	None	0.23	May 23, 2017
	4,900,000	February 27, 2013	None	0.21	February 27, 2018
	1,080,000	July 9, 2013	None	0.11	July 9, 2018
	675,000	July 19, 2013	None	0.15	July 19, 2018
	250,000	October 9, 2013	None	0.13	October 9, 2018
	4,400,000	January 10, 2014	None	0.18	January 10, 2019
	4,275,000	July 3, 2014	None	0.15	July 3, 2019
	4,430,000	February 26, 2015	None	0.20	February 26, 2020
	8,500,000	December 22, 2015	None	0.06	December 22, 2020
Total	41,965,000

The Company has an authorized maximum of 43,000,000 stock options.

In addition, please note the following:
•
There are no associates of any such directors, executive officers, or nominees to that have or are to receive options or any other person who received or is to receive 5 percent of such options, warrants or rights.

•	All of the stock options in the above noted table are convertible into common stock.
•	The exercise price of all of the stock options noted above were based on the most recent closing price prior to the granting of the stock options.
•	There are no cashless or other provisions aside from the right for the holder of the stock option to exercise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of our common shares as of October 26, 2016, by: (i) each person who is known by the Company to own beneficially more than 5% of our common shares; (ii) each current director of the Company; (iii) each current Named Executive Officers; and (iv) all directors and Named Executive Officers of the Company as a group.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose.  These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include ordinary shares issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

Name, Principal Position and Address	Common Shares Owned (#)	Common Share Purchase Warrants (#)	Common Share Purchase Options (#)	Number of Common Shares Beneficially Owned (#)	Percentage of Common Shares Beneficially Owned* (%)
Goodman & Company, Investment Counsel Inc.,(4) 2100-1 Adelaide Street East, Ontario, Canada	89,231,000	0	0	89,231,000	15.9%
VR Capital Group Ltd., (5) Dubai International Financial Centre, Gate Village 4, Suite 402, Dubai, UAE	40,509,520	1,667,000(1)	0	42,176,520	7.5%
JP Morgan & Co., (6) 270 Park Avenue, New York, NY 10017	25,178,410	0	0	25,178,410	4.5%
Craig Scherba, CEO, President & Director 1480 Willowdown Road, Oakville, ON, Canada	0	0	3,700,000	3,700,000	0.7%
Marc Johnson, CFO 59 East Liberty Street, Toronto, ON, Canada	0	0	750,000	750,000	0.1%
Brent Nykoliation, SVP Corporate Development 161 Fallingbrook Road, Toronto, ON, Canada	0	0	3,500,000	3,500,000	0.6%
John Sanderson, Chairman of the Board & Director 1721-27th Street, West Vancouver, BC, Canada	250,000	0	2,125,000	2,375,000	0.4%
Robin Borley, SVP Mine Development & Director Waterfall Country Estate, Gauteng, South Africa	2,787,857	2,787,857(2)	1,600,000	7,175,714	1.3%
Quentin Yarie, Director 196 McAllister Road, North York, ON, Canada	375,000	0	2,675,000	3,050,000	0.5%
Albert A. Thiess, Jr., Director 8 Lawson's Pond Court, Bluffton, SC, USA	70,000	0	1,375,000	1,445,000	0.3%
Dean Comand, Director 131 Garden Avenue, Ancaster, ON, Canada	0	0	1,150,000	1,150,000	0.2%
Dalton Larson, Director 3629 Canterbury Drive, Surrey, BC, Canada	1,300,000	100,000(3)	950,000	2,350,000	0.4%
All Directors and Named Executive Officers as a group	4,782,857	2,887,857	17,825,000	25,495,714	4.6%
*Based on 460,995,711 outstanding shares of common shares, 63,313,860 outstanding common share purchase warrants and 35,375,000 outstanding common share purchase warrants as of October 26, 2016.
(1)	These warrants expire May 4, 2018 and have an exercise price of $0.14.
(2)	These warrants expire April 11, 2018 and have an exercise price of $0.11.
(3)	These warrants expire January 31, 2017 and have an exercise price of $0.18.
(4)
The information for security ownership of this beneficial owner is based on a Schedule 13G filed by Goodman & Company on August 26, 2016.  The control person is Brett Whalen, Vice President and Portfolio Manager.

(5)	The information for security ownership of this beneficial owner is based on a Schedule 13G filed on December 30, 2105.
(6)
The information for security ownership of this beneficial owner is based on a Schedule 13G/A filed on January 15, 2016.  The control person is Neil Gregson, Portfolio Manager, Natural Resources Fund, J.P. Morgan Asset Management.

Changes in Control
We are not aware of any arrangements that may result in a change in control of the Company.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The Board considers that the work done in the year ended June 30, 2016 by our company's external auditors, MNP LLP is compatible with maintaining MNP LLP.  All of the work expended by MNP LLP on our June 30, 2016 audit was attributed to work performed by MNP LLP's full-time, permanent employees.

•
Audit Fees: The aggregate fees, including expenses, billed by the Company's auditor in connection with the audit of our financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-K and our quarterly reports on Form 10-Q during the fiscal year ending June 30, 2016 was CAD$81,855 (June 30, 2015: CAD$40,000).

•
Audit-Related Fees:  The aggregate fees, including expenses, billed by the Company's auditor for services reasonably related to the audit for the year ended June 30, 2016 were $nil (June 30, 2015: CAD$8,230).

•	Tax Fees: The aggregate fees, including expenses, billed for tax services rendered to the Company by its auditor during year ended June 30, 2016 was CAD$22,898 (June 30, 2015: $nil).

•	Other Fees: The aggregate fees, including expenses, billed for other services rendered to the Company by its auditor during year ended June 30, 2016 was CAD$nil (June 30, 2015: $nil).

ADDITIONAL INFORMATION

Additional information relating to the Company, including the Company's annual filings (including audited consolidated financial statements and management's discussion and analysis) for the year ended June 30, 2016, can be found on SEDAR at www.sedar.com, on the United States Securities and Exchange Commission website at www.sec.gov. Stockholders may also request copies from the Secretary of the Company by e-mail at info@energizerresources.com or by phone at (800) 818-5442. Such copies will be made available free of charge.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate with the Board of Directors by sending an email or by sending a letter to Energizer Resoures Inc. Board of Directors, c/o the Secretary, 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.  The Secretary will receive the correspondence and forward it to the Chairman of the applicable Board of Directors Committee or to any individual director or directors to whom the communication is directed.

STOCKHOLDER PROPOSALS & NOMINATIONS DEADLINES

Pursuant to Rule 14a-8 under the Exchange Act, certain stockholder proposals may be eligible for inclusion in the Company's proxy materials for the 2017 Annual and Special Meeting of Stockholders. In order to be eligible for inclusion, such proposals must be received by the Secretary at the Company's principal executive offices no later than July 17, 2017. Such proposals also must comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored materials.

The Company's Bylaws provide a formal procedure for bringing business before the Annual and Special Meeting of Stockholders. A stockholder proposing to present a matter (other than a proposal brought pursuant to Rule 14a-8 under the Exchange Act) before the 2017 Annual and Special Meeting of Stockholders or to nominate a candidate for election to the Board at the 2016 Annual and Special Meeting of Stockholders must deliver notice of the proposal or nomination to the Secretary at the Company's principal executive offices by the following deadlines:

•
For director nominations, not less than thirty (30) nor more than sixty-five (65) days prior to the date of the annual and special meeting of stockholders; provided, however, that in the event that the annual and special meeting of stockholders is called for a date that is less than fifty (50) days after the date (the "Notice Date") on which the first public announcement of the date of the annual and special meeting was made, notice by the Nominating Stockholder may be made not later than the close of business on the tenth (10th) day following the Notice Date.

•	For other business, no later than July 17, 2017.

Pursuant to Rule 14a-4(c)(1) under the Exchange Act, the proxies designated by the Company for the 2016 Annual and Special Meeting of Stockholders will have discretionary authority to vote with respect to any matter presented at the meeting if the Company has not received notice of the matter by the dates required under the Company's Bylaws, as described above, and in certain other instances specified in that rule.

Revocable Proxy - Energizer Resources Inc.
Proxy for the Annual and Special Meeting of Stockholders

This Proxy is solicited on behalf of the Board of Directors and management of Energizer Resources Inc. (the "Company") for the 2016 Annual and Special Meeting of Stockholders ("2016 Meeting") to be held at the offices of Cassels Brock & Blackwell LLP, Scotia Plaza, 21st Floor, 40 King Street West, Toronto, Ontario on Monday December 19, 2016 at 10:00 a.m., local time.

The undersigned, a holder of Shares of the Company, hereby appoints John Sanderson and/or Craig Scherba (the "Proxyholders"), or, _______________________________________ (print name) and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the Shares of the Company which the undersigned would be entitled to vote if personally present at the 2016  Meeting, and at any adjournment or postponement thereof, in all matters indicated on the reverse side hereof, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

______________________________________________                             ___________________________________________
Signature of Stockholder Name of Stockholder (print exactly as it appears hereon)

_______________________________                                                             _______________                                        _______________
Number of Shares Held Certificate Number           Date

This proxy should be read in conjunction with the meeting materials prior to voting.  To be valid, this proxy must be signed.  When signed, this Proxy will be voted in the manner directed.  If no direction is given, this Proxy will be voted FOR proposals 1, 2, 3,  4, 5 & 6.  By completing and returning this proxy, you are granting the Proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above proposals, as well as with respect to any other matter that may properly be brought before the 2016 Meeting, in each case in accordance with the judgment of the person or persons voting.  The Company does not expect that any matter other those noted above to be brought before the 2016 Meeting.

Once completed send the proxy to TSX Trust Company, 200 University Avenue, Suite 300, Toronto, ON, M5H 4H1, Canada (fax: (416) 595-9593). The proxy must be received on or before Thursday December 15, 2016 at 10:00 a.m. (ET).  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If you appoint Management's nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management voting recommendations highlighted for each resolution. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.  This proxy confers discretionary authority on the person named to vote in their discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its being mailed to the shareholders of the Company.   Late proxies may be accepted or rejected by the Chairman of the Meeting at their discretion.  If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the shareholder may be required to provide documentation evidencing the signatory's power to sign the proxy.

Proposal 1 - The election of the following individuals as Directors of the Company, each to serve a term of one year or until their successor is duly elected or appointed. John Sanderson Craig Scherba Quentin Yarie Robin Borley Albert A. Thiess, Jr. Dean Comand Dalton Larson For Against Abstain Proposal 2 - To ratify the appointment of MNP LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016 and allow the directors to fix their remuneration. Proposal 3 - To approve the Common Share Consolidation. Proposal 4 - To approve the Company Name Change. Proposal 5 - To approve the Stock Option Plan Resolution. Proposal 6 - To approve by an advisory vote in respect of executive officer compensation.

APPENDIX A
AUDIT COMMITTEE CHARTER

GENERAL AND AUTHORITY

The Board of Directors of Energizer Resources Inc (the "Company) appoints the Audit Committee (the "Committee).  The Committee is a key component of the Company's commitment to maintaining a higher standard of corporate responsibility.  The Committee shall review the Company's financial reports, internal control systems, the management of financial risks and the external audit process.  It has the authority to conduct any investigation appropriate to its responsibilities. The Committee has the authority to: engage independent counsel and other advisors as it necessary to carry out its duties; set and pay the compensation for advisors employed by the Committee; and communicate directly with the internal and external auditors.

RESPONSIBILITIES

Overseeing the External Audit Process - The Committee shall recommend to the Board the external auditor to be nominated, shall set the compensation for the external auditor and shall ensure that the external auditor reports directly to the Committee.  (b) The Committee shall be directly responsible for overseeing the work of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting. (c) The Committee shall review the external auditor's audit plan, including scope, procedures and timing of the audit. (d) The Committee shall pre-approve all non-audit services to be provided by the external auditor. (e) The Committee shall review and approve the Company's hiring policies regarding partners, employees and former partners and employers of the present and former external auditor. (f) The Committee shall review fees paid by the Company to the external auditor and other professionals in respect of audit and non-audit services on an annual basis.

Financial Reporting and Internal Controls - (a) The Committee shall review the annual audited financial statements to satisfy itself that they are presented in accordance with generally accepted accounting principles, that the information contained therein is not erroneous, misleading or incomplete and that the audit function has been effectively carried out. (b) The Committee shall report to the Board with respect to its review of the annual audited financial statements and recommend to the Board whether or not same should be approved prior to their being publicly disclosed. (c) The Committee shall review the Company's annual and interim financial statements, management's discussion and analysis relating to annual and interim financial statements, and earnings press releases prior to any of the foregoing being publicly disclosed by the Company. (d) The Committee shall satisfy itself that adequate procedures are in place for the review of the Company's public disclosure of financial information extracted or derived from the Company's financial statements other than the disclosure referred to in Section 3.2(c) of this Charter, and periodically assess the adequacy of these procedures. (e) The Committee shall oversee any investigations of alleged fraud and illegality relating to the Company's finances.  (f) The Committee shall establish procedures for: (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (2) the confidential, anonymous submission by employees of the Company or concerns regarding questionable accounting or auditing matters. (g) The Committee shall meet no less frequently than annually with the external auditor and the Chief Financial Officer or, in the absence of a Chief Financial Officer, with the officer of the Company in charge of financial matters, to review accounting practices, internal controls, auditing matters and such other matters as the Committee deems appropriate.

Risk Management - The Committee shall inquire of management and the external auditor regarding significant risks or exposures to which the Company may be subject, and shall assess the adequacy of the steps management has taken to minimize such risks.

Other Responsibilities - The Committee shall perform any other responsibilities consistent with this Charter and any applicable laws as the Committee or Board deems appropriate.

COMPOSITION AND MEETINGS

Composition - (a) The Committee shall be composed of three or more directors, all of whom are independent as per the independence standards of the NYSE MKT in the United States of America and as per the standards of NI 58-101 in Canada (each are independent directors as they do not have involvement in the day-to-day operations of the Company). (b) If at any time, the Company ceases to be exempt from Part 3 of National Instrument 52-110 - Audit Committees, every audit committee member shall be Independent, as such term is defined in said Instrument. (c) Notwithstanding Sections 4.1(a) and 4.1(b) of this Charter, the Committee and its membership shall at all times be so constituted as to meet all current, applicable legal, regulatory and listing requirements, including, without limitation, securities laws and the requirements of the TSX and of all applicable securities regulatory authorities. (d) Committee members will be appointed by the Board.  One member shall be designated by the Board to serve as Chair.

Meetings - (a) The Committee shall meet at least quarterly, at the discretion of the Chair or a majority of its members, as circumstances dictate or are required.  A minimum of two and at least 50% of the members present in person or by telephone shall constitute a quorum.  For quorum to exist, the majority of members' present must not be Company' employees, Control Persons or officers or any of its Associates or Affiliates, (capitalized terms as defined by the TSX). (b) If a vacancy in the Committee exists, the remaining members may exercise all of its powers and responsibilities provided that a quorum (as herein defined) remains in office.  (c) The time and place at which meetings of the Committee shall be held, and the procedures at such meetings, shall be determined by the Committee.  A meeting of the Committee may be called by letter, telephone, facsimile or electronic means, by giving 48 hours' notice, or such greater notice as may be required under the Company's By-Laws, provided that no notice shall be necessary if all the members are present either in person or by telephone or if those absent have waived notice. (d) The Committee shall keep minutes of its meetings which shall be submitted to the Board.  The Committee may, from time to time, appoint any person, who need not be a member, to act as a secretary at any meeting.  (e) The Committee may invite such officers, directors and employees of the Company as it deems appropriate, from time to time, to attend meetings of the Committee.   Any matters to be determined by the Committee shall be decided by a majority of the votes cast at a meeting of the Committee called for such purpose.  Actions of the Committee may be taken by an instrument or instruments in writing signed by all members of the Committee, and such actions shall be effective as though they had been decided by a majority of the votes cast at a meeting of the Committee called for such purpose.

REPORTING TO THE BOARD

The Committee shall report regularly to the Board on Committee activities, findings and recommendations.  The Committee is responsible for ensuring that the Board is aware of any matter that may have a significant impact on the financial condition or affairs of the Company.

CONTINUED REVIEW OF CHARTER

The Committee shall review and assess the continued adequacy of this Charter annually and submit such proposed amendments as the Committee sees fit to the Board for its consideration.

APPENDIX B

STOCK OPTION PLAN OF ENERGIZER RESOURCES INC.

1.	Purpose.
The purpose of this Plan is to advance the interests of Energizer Resources Inc., a Minnesota corporation (the "Company"), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company and other related benefits to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.
2. Definitions.
As used herein, the following terms shall have the meanings indicated:

a)	"Board" shall mean the Board of Directors of the Company.
b)	"Cause" shall mean any of the following:
i.	a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform their duties as an employee or consultant of the Company;
ii.
a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment or consulting agreement between such Optionee and the Company;

iii.
any conduct by the Optionee that either results in their conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

iv.
a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

v.
any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company's best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

vi.
a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

vii.
if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompeting agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information, provided however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee's employment for "cause," the term "Cause" as used herein shall have the meaning as set forth in the Optionee's employment agreement in lieu of the definition of "Cause" set forth in this Section 2(b).

c)
"Change of Control" shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not Directors or Officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

d)	"Code" shall mean the Internal Revenue Code of 1986, as amended.
e)	"Committee" shall mean the stock option committee appointed by the Board or, if not appointed, the Board.

f)	"Common Stock" shall mean the Company's Common Stock, par value $0.001 per share.
g)
"Consultant" means any person or corporation engaged to provide ongoing management or consulting services for the Company or any employee of such person or corporation, other than a Director, Officer or an Employee.

h)	"Director" shall mean a member of the Board of Directors of the Company.
i)
"Eligible Participants" shall mean any Officers, Directors, Consultants, Employees, Management Company Employees and independent contractors providing services to the Company.  Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

j)	"Employee" shall mean any person regularly employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulations promulgated thereunder
k)	"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
l)
"Fair Market Value" of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner.  For this purpose, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the common stock is listed for trading on the TSX, the "market price" of the common stock on such exchange, (iii) if the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iv) if neither clause (i), (ii) nor (iii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days.  If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company's Common Stock is not then publicly traded or quoted), then the "Fair Market Value" of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

m)	"Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.
n)
"Insider" means (i) a director or senior officer of the Company, (ii) a director or senior officer of a company that is an Insider or subsidiary of the Company, (iii) a person that beneficially owns or controls, directly, or indirectly, voting shares carrying more than 10% of the voting rights attached to all outstanding voting shares of the Company, or the Company itself if it holds any of its own securities.

o)
"Management Company" shall mean the management company owned by a Director or Officer that is contracted to provide management services to the Company, which services are required for the ongoing successful operations of the business enterprise of the Company.

p)	"Management Company Employee" means an individual employed by a management company.
q)	"Non-Statutory Stock Option" or "Non-qualified Stock Option" shall mean an Option, which is not an Incentive Stock Option.
r)
"Officer" shall mean the Company's chairman, president (or the Chief Executive Officer), principal financial officer (or the Chief Financial Officer), principal accounting officer (or the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company.  Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company.  As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant.  Unless specified otherwise in a resolution by the Board, an "executive officer" pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) shall be only such person designated as an "Officer" pursuant to the foregoing provisions of this paragraph.

s)	"Option" (when capitalized) shall mean any stock option granted under this Plan.
t)	"Optioned Shares" mean the Shares, which may be acquired on exercise of an Option.

u)	"Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.
v)	"Plan" shall mean this Stock Option Plan of Energizer Resources Inc., which may be further amended or restated from time to time.
w)	"Share" or "Shares" shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.
x)
"Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

y)	"TSX" means the Toronto Stock Exchange or any successor thereto.
z)	"TSX Manual" means the Toronto Stock Exchange Company Manual.
aa)	"U.S. Optionee" means an Optionee who is a citizen of the United States or a resident of the United States, in each case as defined in section 7701(a)(30) and section 7701(b)(1) of the Code.

3.	Shares and Options.
Subject to the TSX limitations described in Section 4 and adjustment in accordance with Section 10 hereof, the Company may issue up to forty-three million (43,000,000) Options to acquire Shares held in the Company's treasury or from authorized and unissued Shares through the exercise of Options issued pursuant to the provisions of this Plan.

a)
If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan.  Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan.

b)
Subject to the provisions of Section 15 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option.

c)
No Incentive Stock Option shall be granted more than 10 years after the earlier of (i) the date on which this Plan is adopted by the Board or (ii) the date on which this Plan is approved by shareholders of the Company.

d)
Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds U.S. $100,000.

4.	TSX Limitations.
For so long as the Shares are listed on the TSX:
a)
the aggregate number of Shares issued to insiders of the Company within any 12-month period, or issuable to insiders of the Company at any time, under the Plan and any other security-based compensation arrangement of the Company, may not exceed 10% of the total number of issued and outstanding Common Shares of the Company at such time;

b)
the maximum aggregate number of Shares that may be reserved under the Plan for issuance to any one individual in any 12-month period shall not exceed 5% of the issued and outstanding Shares at the time of grant; unless the Company has obtained Disinterested Shareholder Approval (as such term is defined in the TSX Manual) for such an issuance;

c)
the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangements of the Company for issuance to any one Consultant during any 12-month period shall not exceed 2% of the issued and outstanding Shares at the time of grant;

d)
the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangement of the Company for issuance to persons who are employed in investor relations activities (as defined in the TSX Manual) during any 12-month period shall not exceed 2% of the issued and outstanding Shares at the time of grant; and

e)	the Board shall, through the establishment of the appropriate procedures, monitor the trading in the securities of the Company by all Optionees performing Investor Relations Activities, and

5. Conditions for Grant of Options.
a)	Options under the Plan may only be granted to Eligible Participants.
b)
Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law.

c)
In granting Options, the Committee shall take into consideration the contribution of the prospective Optionee has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine.  The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters.  The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

d)
The Company covenants that all Employees, Consultants or Management Company Employees shall be bona fide Employees, Consultants or Management Company Employees as the case may be, of the Company or its Subsidiaries.

e)
The Options granted to Employees under this Plan shall be in addition to regular salaries, consulting fees, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries.  Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

f)
Subject to the policies of the TSX, an Option shall vest and may be exercised (in each case to the nearest full Share) during the period for which the option is granted in accordance with a vesting schedule as the Board may determine in its discretion.

6. Exercise Price.
The exercise price per Share of any Option shall be any price determined by the Committee but in no event shall the exercise price per Share of any Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% stockholder, as described in Section 15, the per Share exercise price will not be less than 110% of the Fair Market Value.
7. Deemed Exercise of Options.
(a)
An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders' agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal, Provincial or state tax withholding requirements.  Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check or by money order.

(b)
No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

8.	Exercise of Options.
Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(c) or this Section 8.

(a)
The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable greater than 10 years from the date of grant of the Option.

(b)
Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

(c)
The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9. Termination of Option Period.
(a)
Unless otherwise expressly provided in any Option Agreement, and subject to any applicable limitations contained in Section 15(c) of this Plan, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

(i)
the expiration of a period not to exceed one year (such period to be determined by the Board in its sole discretion) after the date on which the Optionee's employment is terminated for any reason other than by reason of (a) Cause, (b) the termination of the Optionee's employment with the Company by such Optionee following less than 60 days' prior written notice to the Company of such termination (an "Improper Termination"), (c) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (d) death;

(ii)	immediately upon (a) the termination by the Company of the Optionee's employment for Cause, or (b) an Improper Termination;
(iii)
the later of (a) the expiration of a period not to exceed one year (such period to be determined by the Board in its sole discretion) after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee, or (b) one year after the date on which the Optionee shall die if such death shall occur during such period;

(iv)	one year after the date of termination of the Optionee's employment by reason of death of the employee; or
(v)	the expiration date of the Option established on the date of grant and set forth in the Option Agreement.
(b)
The Committee in its sole discretion may, by giving written notice ("cancellation notice"), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date.  Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

(c)
Upon termination of Optionee's employment as described in this Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan shall be immediately canceled.

10. Adjustments.
(a)
If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company's purchase of Shares to exercise a "call" purchase option), then and in such event:

(i)
appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned;

(ii)
appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

(iii)	such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.
(b)
Subject to the prior consent of the TSX and the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise, provided that any adjustment to an outstanding Option held by a U.S. Optionee will be made in a manner that complies with, and does not create adverse tax consequences under, section 409A of the Code.

(c)
Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

(d)
Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate:

(i)	any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company's capital structure or its business;
(ii)	any merger or consolidation of the Company or to which the Company is a party;
(iii)	any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options;
(iv)	any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities;
(v)	the dissolution or liquidation of the Company;
(vi)	any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or
(vii)	any other corporate act or proceeding, whether of a similar character or otherwise.
(e)
The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing.  The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise their Option.

11.         Transferability.
No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution and no Option or stock appreciation right shall be exercisable during the Optionee's lifetime by any person other than the Optionee.

12.	Issuance of Shares.
As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:
(i)
a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he  or she is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(ii)
an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable stockholders' agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and

(iii)
any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

(iv)
if and for so long as the Shares are listed on the TSX, the exercise price is reduced to Discounted Market Price, Options will be subject to a four-month hold period commencing from the date of grant and any Shares issued pursuant to the exercise of an Option prior to the expiry of the hold period will bear the following TSX legend (or similar wording, with the same effect):

"Without prior written approval of the TSX and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX or otherwise in Canada or to or for the benefit of a Canadian resident until [four months + 1 day from the date of grant.]"

13.	Stock Appreciation Rights.
The Committee may grant stock appreciation rights to Employees in tandem with Options that have been or are granted under the Plan. A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share's Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted.  Such payment will be made in cash. The Committee may establish a maximum appreciation value payable for stock appreciation rights.
14.    Administration of this Plan.
a)
This Plan shall be administered by the Committee, which shall consist of not less than two Directors.  The Committee shall have all of the powers of the Board with respect to this Plan.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

b)	Subject to the provisions of this Plan and the policies of the TSX, the Committee shall have the authority, in its sole discretion, to:
a.	grant Options;
b.	determine the exercise price per Share at which Options may be exercised;
c.	determine the Optionees to whom, and time or times at which, Options shall be granted;
d.	determine the number of Shares to be represented by each Option;
e
determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, provided that no modification of an outstanding Option held by a U.S. Optionee will be made if it would result in adverse tax consequences under Section 409A of the Code;

f.	accelerate the exercise date of any Option; and
g.	make all other determinations deemed necessary or advisable for the administration of this Plan, including granting, pricing and cancelling Options.
c)
The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan.  The Committee's determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

d)	Any and all decisions or determinations of the Committee shall be made either:
a.	by a majority vote of the members of the Committee at a meeting of the Committee; or
b.	without a meeting by the unanimous written approval of the members of the Committee.
e)	No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

15.   Limitations for Incentive Stock Options.
a)
Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 5 years from the date such Option is granted.

b)	An Incentive Stock Option may be granted only to a person who is an employee of the Company or of any parent or subsidiary of the Company (within the meaning of section 424 of the Code).
c)
Incentive Stock Options are subject to the limitations contained in Section 9(a) of this Plan and the applicable Option Agreement.  In addition, in order to retain its status as an Incentive Stock Option, the following rules related to timing of exercise of the Incentive Stock Option following termination of employment apply, and failure to exercise within the applicable time period will result in loss of status as an Incentive Stock Option.

i.
If a U.S. Optionee who has been granted an Incentive Stock Option ceases to be an employee of the Company (or by a subsidiary of the Company within the meaning of Section 424 of the Code) for any reason, whether voluntary or involuntary, other than death, permanent disability or just cause, then in order for the Option to retain Incentive Stock Option status, the Incentive Stock Option must be exercised by the earlier of (a) the date that is three months after the date of cessation of employment or (b) the expiration of the term of such Incentive Stock Option.  For the purposes of this Section, the employment of a U.S. Optionee who has been granted an Incentive Stock Option will not be considered interrupted or terminated upon (a) sick leave, military leave or any other leave of absence approved by the Committee that does not exceed ninety (90) days in the aggregate; provided, however, that if reemployment upon the expiration of any such leave is guaranteed by contract or applicable law, such ninety (90) day limitation will not apply, or (b) a transfer from one office of the Company (or of any subsidiary) to another office of the Company (or of any parent or subsidiary) or a transfer between the Company and any parent or subsidiary.

ii.
If a U.S. Optionee who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company within the meaning of Section 424 of the Code) because of a permanent disability, such U.S. Optionee may exercise such Incentive Stock Option (to the extent such Incentive Stock Option was exercisable on the date of permanent disability at any time prior to the earlier of (a) the expiration date of the Option established on the date of grant and set forth in the Option Agreement; or (b) the date that is later of (i) the expiration of a period not to exceed one year (such period to be determined by the Board in its sole discretion) after the date on which the U.S. Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee, or (ii) one year after the date on which the U.S. Optionee shall die if such death shall occur during such period.

d)
In the event that this Plan is not approved by the shareholders of the Company within twelve (12) months before or after the date on which this Plan is adopted by the Board, any Incentive Stock Option granted under this Plan will automatically be deemed to be a Non-Statutory Stock Option.

16. Interpretation.
(a)
This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code.  If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b)	This Plan shall be governed by the laws of the Province of Ontario, Canada.
(c)	Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.
(d)	Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.
(e)
Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

17. Amendments.
a)	Notwithstanding any provision in the Plan allowing amendments without security holder approval, specific security holder approval is required for the following amendments:
a.	a reduction in the exercise price or purchase price benefiting an insider of the issuer;
b.	any amendment to remove or to exceed the insider participation limit;
c.	an increase to the maximum number of securities issuable, either as a fixed number or a fixed percentage of the listed issuer's outstanding capital represented by such securities; and
d.	amendments to an amending provision within a security based compensation arrangement.
b)	Subject to the limitations in Section 17(a) and TSX approval, the exercise price per Optioned Share under an Option may be reduced at the discretion of the Board or Committee only if:
a.	disinterested shareholder approval of the shareholders of the Company is obtained for any reduction in the exercise price under an Option held by an Insider of the Company; and

b.	at least six months has elapsed since the later of the date such Option was granted and the date the exercise price for such Option was last amended; and
c.
provided that if the exercise price is reduced to the then Discounted Market Price (as such term is defined in the TSX Manual), the TSX four month hold period will apply from the date of the amendment and further provided that no such conditions will apply in the case of an adjustment made under Section 10(a) hereof.  Notwithstanding anything to the contrary herein, the exercise price of an outstanding Option held by a U.S. Optionee will not be reduced below the Fair Market Value of a Share on the date of such modification of the Option.

c)
Subject to the limitations in Section 17(a) and 17(b) and the policies of the TSX, the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the stockholders of the Company;

d)
Except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

18. Termination of this Plan.
a)	This Plan shall terminate on December 16, 2026, being ten years after the date of adoption by the Board of Directors.
b)	Notwithstanding the termination of this Plan, all options issued under this Plan shall remain outstanding and continue to be governed by the terms and conditions of this Plan.

**- SEE VOTING GUIDELINES ON REVERSE -**

**RESOLUTIONS – MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES**

| **1. Election of Directors** | **FOR** | WITHHOLD |
|---|---|---|
| a) John Sanderson | ☐ | ☐ |
| b) Craig Scherba | ☐ | ☐ |
| c) Quentin Yarie | ☐ | ☐ |
| d) Robin Borley | ☐ | ☐ |
| e) Albert A. Thiess, Jr. | ☐ | ☐ |
| f) Dean Comand | ☐ | ☐ |
| g) Dalton Larson | ☐ | ☐ |

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

*PLEASE PRINT NAME*

*Signature of registered owner(s)* *Date (MM/DD/YYYY)*

RECORD DATE: October 26, 2016 CONTROL NUMBER: SEQUENCE #: FILING DEADLINE FOR PROXY: December 15, 2016 at 10:00 a.m., (Toronto time) VOTING METHOD INTERNET Go to www.voteproxyonline.com and enter the 12 digit control number above FACSIMILE 416-595-9593 MAIL or HAND DELIVERYTSX Trust Company 200 University Avenue, Suite 300,Toronto, Ontario, M5H 4H1 The undersigned hereby appoints Peter Harder, Chairman of the Board of Directors of the Company, whom failing Craig Scherba, President & Chief Executive Officer (the "Management Nominees"), or instead of any of them, the following Appointee as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below. 1. Election of Directors a) John Sanderson b) Craig Scherba c) Quentin Yarie d) Robin Borleye) Albert A. Thiess, Jr. f) Dean Comand g) Dalton Larson 2. Appointment of Auditors Appointment of MNP LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.3. Reverse Stock Split To authorize the board of directors of the Company to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-five and one-for-ten, in their sole discretion, without further shareholder approval, at any time prior to the one year anniversary of this annual meeting; provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share. 4. Name Change To authorize a change in the name of the Company as may be determined by the board of directors and as may be acceptable to the applicable regulatory authorities.5. Approval of Amendment of the Stock Option Plan To approve an amendment to the Company's Stock Option Plan to increase the number of stock options authorized to be issued to 46,000,000. 6. Advisory Vote on Executive Compensation To consider and, if deemed appropriate, approve an advisory vote on executive compensation.

TMX | TSX Trust

# Proxy Voting – Guidelines and Conditions

## Notice-and-Access

The Canadian securities regulators have adopted rules which permit the use of notice-and-access for proxy solicitation instead of the traditional physical delivery of material. This new process provides the option to post meeting related materials including management information circulars as well as annual financial statements and management's discussion and analysis, on a website in addition to SEDAR. Under notice-and-access, meeting related materials will be available for viewing for up to 1 year from the date of posting and a paper copy of the material can be requested at any time during this period.

Disclosure regarding each matter or group of matters to be voted on is in the Information Circular in the Section with the same title as each Resolution on the reverse. You should review the Information Circular before voting.

**Energizer Resources Inc.** has elected to utilize notice-and-access and provide you with the following information:

**Meeting materials are available electronically at www.sedar.com and also at http://www.energizerresources.com/investors/agm-d**

**If you wish to receive a paper copy of the Meeting materials or have questions about notice-and-access, please call 1-866-600-5869 or email TMXEInvestorServices@tmx.com. In order to receive a paper copy in time to vote before the meeting, your request should be received by December 8, 2016.**

## Request for Financial Statements

In accordance with securities regulations, security holders may elect to receive Annual Financial Statements, Interim Financial Statements and MD&As.

**Instead of receiving the financial statements by mail, you may choose to view these documents on SEDAR at www.sedar.com.**

THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY. 2. THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.3.If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution on the reverse.  If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose. 4.This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof. 5. Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof. Such right may be exercised by inserting in the space labeled "Please print appointee name", the name of the person to be appointed, who need not be a security holder of the Company. 6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the security holders of the Company. 7.To be valid, this proxy must be filed using one of the Voting Methods and must be received by TSX Trust Company before the Filing Deadline for Proxies, noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy. 8. If the security holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory's power to sign the proxy. 9.Guidelines for proper execution of proxy available at www.stac.ca. Please refer to the Proxy Protocol Investor inSite TSX Trust Company offers at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions.To register, please visit www.tsxtrust.com/investorinsite Click on, "Register Online Now" and complete the registration form. Call us toll free at 1-866-600-5869 with any questions.

VIA ELECTRONIC TRANSMISSION
November 10, 2016
TO ALL APPLICABLE EXCHANGES AND COMMISSIONS:
RE:	ENERGIZER RESOURCES INC
We are pleased to confirm that copies of the following proxy-related materials were mailed on November 9, 2016 to the registered shareholders:
1 Proxy with Notice-and-Access Notice and Request for Financial Statements - Registered Shareholders
2 Proxy Return Envelope
Yours truly,
TSX Trust Company
''Steven Nguyen''
Senior Relationship Manager
Steven.Nguyen@tmx.com

200 University Ave., Suite 300, Toronto, Ontario, M5H 4H1	www.tsxtrust.com